Filed with the Securities and Exchange Commission on September 23, 2026
Securities Act of 1933 File No. 333-264194
Investment Company Act of 1940 File No. 811-23789

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 15 and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 16
(Check appropriate box or boxes.)

TOUCHSTONE ETF TRUST
(Exact name of Registrant as Specified in Charter)
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 638-8194

Terrie A. Wiedenheft, 303 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Copies to:
Abigail Hemnes, Esq.
K&L Gates LLP
1 Congress Street, Suite 2900
Boston, Massachusetts 02114-2023
Clair E. Pagnano, Esq.
K&L Gates LLP
1 Congress Street, Suite 2900
Boston, Massachusetts 02114-2023

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

  Prospectus
[_], 2026
Touchstone ETF Trust
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION – September 23, 2026
	Ticker Symbol	Principal U.S. Listing Exchange
Touchstone Dynamic Large Cap Growth ETF	TDLG	Cboe BZX Exchange, Inc.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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Touchstone Dynamic Large Cap Growth ETF Summary
The Fund’s Investment Goal
The Touchstone Dynamic Large Cap Growth ETF (the “Fund”) seeks long-term growth of capital.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Touchstone Dynamic Large Cap Growth ETF
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Shareholder Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.24%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver and/or Expense Reimbursement(3)	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.55%
(1)
The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Board”).
(2)
Other expenses are based on estimated amounts.
(3)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone ETF Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.55% of average daily net assets. This contractual expense limitation is effective through [_], 2028, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed either (1) the expense cap in place when such amounts were waived or reimbursed or (2) the Fund’s current expense limitation.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$56
3 Years	$239
5 Years	$437
10 Years	$1,010
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s
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performance. The Fund had not commenced operations as of the date of this prospectus and, as a result, does not yet have a portfolio turnover rate. The portfolio turnover rate for the Touchstone Dynamic Large Cap Growth Fund (the “Predecessor Fund”) for its fiscal year ended March 31, 2026 was 176%.
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of large capitalization growth U.S. listed companies. The Fund’s 80% policy is a nonfundamental investment policy that can be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the Fund, a large capitalization growth company will typically be a company that is a constituent of the Russell 1000® Growth Index at the time of purchase. Constituent companies of the Russell 1000® Growth Index have a market capitalization between approximately $2.5 billion and $4.8 trillion, as of June 30, 2026. The constituent companies of the Russell 1000® Growth Index will change with market conditions.
The Fund’s sub-adviser, Los Angeles Capital Management LLC (“Los Angeles Capital”), employs a quantitative investment process for security selection and risk management. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® (the “Model”) is a proprietary quantitative model used to build equity portfolios that adapt to market conditions. The Model considers a range of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Los Angeles Capital believes that investor attitudes towards key investment risks change over the course of a market cycle and are a key determinant in explaining security returns. Utilizing these characteristics, Los Angeles Capital seeks to construct a forward-looking portfolio designed to manage risk and adapt to changing market conditions.
By including fundamental data inputs measuring a company’s valuation, earnings, financial, market, and management characteristics for a universe of U.S. equity securities and, through the use of statistical tools, the Model estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Return forecasts are developed through a three-step process.
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First, the research process measures each security’s exposure to different risk factors through an analysis of financial statements, earnings forecasts, and statistical properties of historic stock returns.
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Second, the Model determines the “risk premium” or price of each risk factor through a rigorous attribution and statistical analysis of the returns related to each of the risk factors over the recent past.
●
Third, return forecasts are developed by combining each company’s exposure with the “risk premium” associated with each risk factor. Risk factors taken into account can change over time.
Security weights are assigned through an integrated optimization process that is model driven, which identifies the portfolio with the highest expected return for an acceptable level of risk. The Fund’s portfolio is rebalanced periodically using the quantitative Model.
Los Angeles Capital seeks to generate incremental investment returns above the Fund’s benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it may sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company’s merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts will change accordingly.
The Fund's portfolio will typically hold up to 120 securities at time of rebalance. The Fund’s portfolio will be rebalanced periodically to reflect changes in investor preferences as measured by Los Angeles Capital’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital may sell that stock. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.
The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any ETF, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
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Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
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Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.
ETF Risk: As an ETF, the Fund is subject to the following risks:
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Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for the Fund. To the extent APs exit the business, become unable or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other AP steps in to create or redeem, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting from the Exchange.
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Premium/Discount Risk: As with all ETFs, Fund shares may only be bought and sold in the secondary market at market prices. There may be times when the trading prices of Fund shares in the secondary market are more than the NAV (a premium) or less than the NAV (a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below a Fund’s NAV.
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Secondary Market Trading Risk: Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Fund shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. A portion of the securities owned by the Fund may trade in a market that is closed while the Exchange on which the Fund’s shares are listed is open. As a result, there may be changes between the last quote for a security from a closed foreign market and the value of such security during the Fund’s domestic trading day, which could lead to differences between the market price of the ETF shares and the underlying value of those shares.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to a Fund and its shareholders.
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.
Quantitative Strategy Risk: The Fund’s sub-adviser uses proprietary statistical analyses and models to construct the Fund’s portfolio. A securities portfolio selected using these proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors’ historical trends. As a result, the Fund may be more or less exposed to a risk factor than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.
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Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.
Sector and Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, than a fund that does not invest a high percentage of its assets in specific sectors or industries.
Cybersecurity Risk: Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value. The Fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.
The Fund’s Performance
The Fund's investment objective and principal investment strategies are identical to those of the Predecessor Fund. On May 9, 2025, the Predecessor Fund changed its name from the Touchstone Growth Opportunities Fund to the Touchstone Dynamic Large Cap Growth Fund. The Predecessor Fund also changed its principal investment strategies, its benchmark and its sub-adviser from Westfield Capital Management Company, L.P. to Los Angeles Capital, the Fund’s current sub-adviser, on May 9, 2025. The Fund’s performance shown below might have differed materially if Los Angeles Capital had managed the Fund pursuant to its current principal investment strategies prior to May 9, 2025.
The Fund is newly formed and will commence operations following the completion of the reorganization of the Predecessor Fund, a series of the Touchstone Strategic Trust, into the Fund, which is expected to occur on or about January 22, 2027 (the “Reorganization”). The performance and accounting history of the Predecessor Fund will be assumed by the Fund. Performance information included herein is that of the Predecessor Fund, which had a different fee structure than the Fund.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s performance from calendar year to calendar year and by showing how the Predecessor Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg US 3000® Index. The Bloomberg US 1000® Growth Index shows how the Predecessor Fund’s performance compares against the returns of an index with similar investments. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.833.368.7383.
[Bar Chart as well as Best/Worst quarters table TBU]
Predecessor Fund — [_] Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	27.20%
Worst Quarter:	2nd Quarter 2022	(20.89)%
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After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. [The after-tax returns shown in the table are for the Predecessor Fund's [_] shares only. The after-tax returns for other classes of shares offered by the Predecessor Fund will differ from the [_] shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.]
[AATR Table TBU]
Average Annual Total Returns For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Predecessor Fund - Dynamic Large Cap Growth Fund ETF
Return Before Taxes	11.79%	13.10%	15.63%
Return After Taxes on Distributions	6.97%	10.47%	12.60%
Return After Taxes on Distributions and Sale of Fund Shares	9.51%	9.74%	11.77%
Bloomberg US 3000 Index (reflects no deduction for fees, expenses or taxes)	17.21%	13.09%	14.27%
Bloomberg US 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	17.93%	13.60%	16.60%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Los Angeles Capital Management	Hal W. Reynolds, CFA	Since inception in January 2027; managed the Predecessor Fund from May 2025 to January 2027	Vice Chairman
	Ed Rackham, Ph.D.	Since inception in January 2027; managed the Predecessor Fund from May 2025 to January 2027	Chief Investment Officer
	Daniel Arche, CFA	Since inception in January 2027; managed the Predecessor Fund from May 2025 to January 2027	Senior Portfolio Manager
Buying and Selling Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a premium or a discount. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at TouchstoneInvestments.com/ETFs.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
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Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Principal Investment Strategies and Risks
How Does The Fund Implement Its Investment Goal
The Fund’s investment goal and strategies are described above in the “Principal Investment Strategies” summary section.
The Fund’s sub-adviser, Los Angeles Capital Management LLC (“Los Angeles Capital”) employs a quantitative and dynamic approach to extract fundamental drivers of stock performance in the current market environment. Los Angeles Capital believes that investor attitudes towards key investment risks change over the course of a market cycle and are a key determinant in explaining security returns. Utilizing these characteristics, Los Angeles Capital seeks to construct a risk-controlled, forward-looking portfolio designed to adapt to changing market conditions. These risks include the relationship between projected and reported earnings, balance sheet strength, earnings quality, financing and investment decisions, and business risks.
Los Angeles Capital does not set price targets but rather Los Angeles Capital’s Dynamic Alpha Stock Selection Model® is the basis of security valuation and selection. Los Angeles Capital may limit or modify the portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits.
Return forecast are developed through a three-step process:
●
First, the research process measures each security’s exposure to different risk factors through an analysis of financial statements, earnings forecasts, and statistical properties of historic stock returns.
●
Second, the Model determines the “risk premium” or price of each risk factor through a rigorous attribution and statistical analysis of the returns related to each of the risk factors over the recent past.
●
Third, return forecasts are developed by combining each company’s exposure with the “risk premium” associated with each risk factor. Risk factors taken into account can change over time.
The Fund’s portfolio generally will hold up to 120 securities at time of rebalance. The Fund’s portfolio will be rebalanced periodically to reflect changes in investor preferences as measured by Los Angeles Capital’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital may sell that stock. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.
Can the Fund Depart From its Principal Investment Strategies?
In addition to the investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Fund’s Statement of Additional Information (“SAI”).
The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval. Shareholders will be notified in writing at least 60 days before any change takes effect.
The investments and strategies described throughout this prospectus are those that the Fund uses under normal circumstances. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals. This defensive investing may increase the Fund’s taxable income, and when the Fund is invested defensively, it may not achieve its investment goal. The Fund will do so only if its sub-adviser believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment goal.
80% Investment Policy. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time it invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the Fund’s 80% Policy. The Fund's 80% Policy is a nonfundamental investment policy that may be changed by the Fund upon 60 days' prior written notice to the Fund's shareholders.
Change in Market Capitalization. The Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-adviser’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change in market capitalization could affect the Fund’s flexibility in making new investments.
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Other Investment Companies. The Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.
Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.
What are the Principal Risks of Investing in the Fund?
The following is a list of principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:
Cybersecurity Risk: With the increased use of technologies, such as mobile devices and cloud-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the the Fund's service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the the Fund's service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund's. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser, the Sub-Adviser, or the the Fund's other service providers may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund, the Adviser, the Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which the Fund invests, thereby causing the Fund’s investments to lose value.
Cyber-events have the potential to materially affect the Fund's, the Adviser’s and the Sub-Adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Fund's has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Fund's will be able to prevent or mitigate the impact of any or all cyber-events.
The Fund's is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the the Fund's service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.
The Adviser, Sub-Adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Adviser, the Sub-Adviser, or their affiliates controls the cybersecurity or operations systems of the the Fund's third party service providers (including the the Fund's custodian), or those of the issuers of securities in which the Fund invests.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and Market Events Risk: Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, bank failures, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the
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Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide.
Government Actions. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The Fund may be subject to heightened interest rate risk when the Fed raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency, or magnitude of potential interest rate increases or decreases by the Fed, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of the Fund’s investments, and the Fund’s NAV, to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.
In addition, if the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the Fund.
Health Crises. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the coronavirus (“COVID-19”) pandemic resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.
Foreign Market Disruptions. Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU, as the United Kingdom did in January of 2020 (commonly referred to as “Brexit”), or the EU dissolves, the global securities markets likely will be significantly disrupted. See “Foreign Securities Risk” for additional risks associated with investments in foreign securities.
Political Turmoil and Military Events. Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The imposition by the U.S. of import tariffs on goods from foreign countries and the reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the Fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the Fund or its investments.
Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further
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impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
Inflation/Deflation. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.
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Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
ETF Risk: As an ETF, the Fund is subject to the following risks:
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Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as APs, which are responsible for the creation and redemption activity for the Fund. To the extent APs exit the business, become unable or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other AP steps in to create or redeem, Fund shares may trade at a material discount to NAV and possibly face delisting.
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Premium/Discount Risk: As with all ETFs, Fund shares may only be bought and sold in the secondary market at market prices. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s portfolio holdings. The trading prices of Fund shares in the secondary market will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above its NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares (a premium) and receive less than NAV when selling Fund shares (a discount). This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below the Fund’s NAV. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in the Fund’s shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.
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Secondary Market Trading Risk: Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Fund shares. In addition, an investor may also incur the cost of the spread (the difference between the bid price (the price secondary market investors are willing to pay for shares) and the ask price (the price at which secondary market investors are willing to sell shares)). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally tighter if the Fund’s shares have more trading
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volume and market liquidity and wider if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads. Although Fund shares are listed for trading on an Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. A portion of the securities owned by the Fund may trade in a market that is closed while the Exchange on which the Fund’s shares are listed is open. As a result, there may be changes between the last quote for a security from a closed foreign market and the value of such security during the Fund’s domestic trading day, which could lead to differences between the market price of the ETF shares and the underlying value of those shares.
Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually reinvest a high portion of earnings in their businesses, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.
Management Risk: In managing the Fund’s portfolio, the Adviser may engage one or more sub-advisers to make investment decisions on a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers. The value of your investment may decrease if the Sub-Adviser incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.
Non-Diversification Risk: A non-diversified Fund may invest a significant percentage of its assets in the securities of a limited number of issuers, subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company. Because a higher percentage of a non-diversified Fund’s holdings may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to risks associated with a single economic, business, political or regulatory event than a diversified fund.
Other Investment Companies Risk: The Fund’s investments in other investment companies, such as ETFs and closed-end funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. The risks of owning shares of other investment companies generally reflect the risks of owning the underlying securities, although lack of liquidity in an investment company could result in it being more volatile than its underlying securities, and other investment companies have management fees that increase their costs. Other investment companies’ portfolio compositions and performance may not match that of the index it is designed to track due to delays in the investment company’s implementation of changes to the composition of the index and other factors. The value of the shares of closed-end funds may be lower than the value of the portfolio securities held by the closed-end fund. Also, although many ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index. In addition, if the Fund acquires shares of investment companies, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund (including management and advisory fees) and, indirectly, the fees and expenses of the investment companies. There may also not be an active trading market available for shares of some investment companies. Additionally, trading of investment company shares may be halted or delisted by the listing exchange. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-adviser’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. Frequent and active trading may result in greater expenses to a Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.
Quantitative Strategy Risk: A Fund’s sub-adviser may use proprietary statistical analyses and models to construct the Fund’s portfolio. A securities portfolio selected using these proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors’ historical trends. As a result, the Fund may be more or less exposed to a risk factor than its individual holdings. Quantitative models are subject to technical issues, including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
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Sector and Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value with a magnified effect on the total return.
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THE FUND’S MANAGEMENT
Investment Adviser
Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Adviser”)
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
Touchstone Advisors has been a registered investment adviser since 1994. As of September 30, 2026, Touchstone Advisors had approximately $[ ] billion in assets under management. As the Fund’s investment adviser, Touchstone Advisors reviews, supervises, and administers the Fund’s investment programs and also ensures compliance with the Fund’s investment policies and guidelines.
Touchstone Advisors is responsible for selecting the Fund’s sub-adviser(s), subject to approval by the Board. Touchstone Advisors selects a sub-adviser that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-adviser, including:
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Level of knowledge and skill;
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Performance as compared to its peers or benchmark;
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Consistency of performance over 5 years or more;
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Level of compliance with investment rules and strategies;
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Employees, facilities and financial strength; and
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Quality of service.
Touchstone Advisors will also continually monitor each sub-adviser’s performance through various analyses and through in-person, telephone, and written consultations with a sub-adviser. Touchstone Advisors discusses its expectations for performance with each sub-adviser and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-adviser’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits Touchstone ETF Trust (the “Trust”) or Touchstone Advisors, under certain conditions, to select or change sub-advisers, enter into new sub-advisory agreements, or amend existing sub-advisory agreements, regardless of whether the sub-adviser is affiliated or unaffiliated, without first obtaining shareholder approval. Shareholders of the Fund will be notified of any changes to its sub-adviser.
Two or more sub-advisers may manage the Fund, from time to time, with each managing a portion of the Fund’s assets. If the Fund has more than one sub-adviser, Touchstone Advisors allocates how much of the Fund’s assets are managed by each sub-adviser. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisers.
Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-adviser, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by the Fund. Touchstone Advisors pays sub-advisory fees to the Sub-Adviser from its advisory fee.
Fund	Investment Advisory Fee
Dynamic Large Cap Growth ETF	0.60% on the first $200 million; and; 0.40% on assets over $200 million
Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board’s approval of the Fund’s advisory and sub-advisory agreements will be found in the Fund’s [_], 2027 Form N-CSRS once available.
Additional Information
The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.
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The Adviser has also entered into a contractual expense limitation agreement with the Trust as described in the footnotes to the “Annual Fund Operating Expenses” tables found in the Summary section of the Prospectus. After the expiration of the current expense limitations, if the expense limitations are not continued past their termination date at their current levels, the expenses borne by shareholders of the Fund would increase.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and its shareholders, or give rise to any contract or other rights in any such individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Sub-Adviser and Portfolio Managers
Listed below is the sub-adviser and its respective portfolio managers that have responsibility for the day-to-day management of the Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure, and information regarding other accounts that they manage.
Los Angeles Capital Management LLC (“Los Angeles Capital”), located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025 serves as the sub-adviser to the Fund. As the sub-adviser, Los Angeles Capital makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Formed in 2002, Los Angeles Capital is independent and employee-owned through its parent entities. Using a quantitative forward-looking approach driven by its proprietary investment model technology, Los Angeles Capital provides investment management advice across a range of equity investment strategies that are broadly categorized as U.S. equities, Emerging Markets equities, Global equities, Developed Markets outside the U.S. equities, and long/short equities. Founding members include Thomas D. Stevens CFA, Chairman; Hal W. Reynolds CFA, Vice Chairman; and Stuart Matsuda, Chief Trading Officer. Daniel Allen CFA, is CEO & President and joined the Firm in 2009. As of March 31, 2026, Los Angeles Capital had approximately $31.5 billion in assets under management. The following individuals are jointly and primarily responsible for the management of the Fund’s portfolio:
Hal W. Reynolds, CFA, is Vice Chairman and Senior Portfolio Manager of Los Angeles Capital. He is also a member of the Board of Directors and Investment, Management, and Portfolio Review Committees of the Firm. Mr. Reynolds served as Chief Investment Officer for Los Angeles Capital, as well as Chair of the Firm’s Investment Committee from 2002 until 2025. Since co-founding Los Angeles Capital in 2002, Mr. Reynolds has worked closely with the Firm’s Research team to develop the Firm’s Investor Preference Theory®, Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, and the Forward Attribution® process for developing forward-looking expected factor returns. Mr. Reynolds offers guidance on key projects to enhance the stock selection, portfolio construction, and trading processes, works closely with clients, and provides leadership on strategic initiatives for the Firm, including in the areas of research and product development. As a member of the Portfolio Review Committee, he works with senior members of the portfolio management team to establish key parameters for portfolio construction and rebalancing and to develop procedures for monitoring and controlling portfolio risk.
Prior to Los Angeles Capital, Mr. Reynolds was a managing director and principal at Wilshire Associates and prior to joining Wilshire, Mr. Reynolds was a vice president at Mellon Bank where he was responsible for the design and management of Mellon’s portfolio analysis product for plan sponsors.
Ed Rackham, Ph.D., is Chief Investment Officer of Los Angeles Capital, Chair of the Firm’s Investment Committee, and a member of the Firm’s Board of Directors. In his current role, Dr. Rackham works to bring the Los Angeles Capital Investment Team's latest ideas to the investment process. Dr. Rackham collaborates closely with the Chief Research Officer to enhance the Firm’s quantitative models and portfolio management tools and has demonstrated leadership in bringing together the best ideas from the Firm’s Research and Information Technology groups to create a cloud-based platform to spur innovation. By working closely with the Firm’s Portfolio Managers, Dr. Rackham continues to improve implementation by achieving a greater alignment between Model views and portfolio holdings, and through consideration of the Relationship and Portfolio Management teams, he works with the Firm’s clients to discuss key research findings and investment results. Prior to assuming the role of Chief Investment Officer, Dr. Rackham served as Co-Director of Research managing development of the Firm’s Investment models with a focus on the risk management and portfolio construction toolset.
Prior to joining Los Angeles Capital, Dr. Rackham spent six years at Wilshire Associates researching and developing risk and portfolio analytics tools, most recently as the Head of Research and Development of their Equity Analytics group. Previously, Dr. Rackham was an instructor in mathematics and physical chemistry at the University of Oxford, where he also earned his doctorate.
Daniel Arche, CFA, as a Senior Portfolio Manager and Director, Portfolio Strategy, Mr. Arche is responsible for select client relationships and managing their accounts in accordance with Los Angeles Capital's investment philosophy and process. Mr. Arche works to ensure that portfolios reflect the investment outlook of the Model and that portfolios are operating within expected risk tolerances and guidelines. He recommends changes to portfolio parameters with the goal of enhancing returns or better controlling
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risk. Mr. Arche is a member of the Firm’s Investment Committee, which is comprised of senior members of the investment team and is responsible for overseeing all decisions regarding improvements to the investment process. Mr. Arche is also chair of the Portfolio Review Committee, which meets to review the performance, risk profile, and characteristics of client portfolios and the outlook of Los Angeles Capital’s Dynamic Alpha Stock Selection Model®. Previously, Mr. Arche worked in the wealth management division of City National Bank.
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DISTRIBUTION AND FINANCIAL INTERMEDIARIES
Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund. Touchstone Advisors will pay the Distributor for distribution-related services provided to the Fund from its own resources and not from the Fund’s assets.
Rule 12b-1 Distribution Plans. The Board has adopted a Rule 12b-1 plan, which allows payment of marketing fees of up to 0.25% of a Fund’s average net assets; however, the Fund's Board of Trustees has not authorized such payments to be made. The Rule 12b-1 plan is intended to remain dormant. The Fund will not accrue or incur any Rule 12b-1 fees under the Rule 12b-1 plan until such future date as the Board determines to activate the plan.
Additional Compensation to Financial Intermediaries. Touchstone Advisors may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, that support the sale of Fund shares or provide services to Fund shareholders or for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with Touchstone Advisors. These payments are not reflected in the fees and expenses listed in the fee table sections of the Fund's Prospectus and described above because they are not paid by the Fund.
For more information on payment arrangements, please see the section entitled “The Adviser” in the SAI.
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BUYING AND SELLING SHARES
Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals.
Individual Shares
Shares of the Fund are listed for trading on a national securities exchange. Shares of Dynamic Large Cap Growth ETF (ticker: TDLG) are principally listed on Cboe BZX Exchange, Inc. (“Cboe”). Cboe is referred to as an “Exchange”.
Any amount of shares can be bought and sold throughout the trading day like shares of other publicly traded companies, and when you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. For example, when buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. In addition, you may also incur the cost of the spread (the difference between the bid price (the price secondary market investors are willing to pay for shares) and the ask price (the price at which secondary market investors are willing to sell shares)). The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
Creations and Redemptions
Shares of the Fund may only be acquired through the Distributor and redeemed directly with the Fund by or through an Authorized Participant in Creation Units or multiples thereof. “Authorized Participants” are registered clearing agents that enter into an agreement with the Distributor to transact in Creation Units. Once created, shares of the Fund normally trade in the secondary market in amounts less than a Creation Unit. See the “Purchases and Redemptions” section of the SAI for more information on Creation Units.
The Fund is open on every “Business Day,” which is any day the Fund’s respective Exchange is open. The Exchanges are open for trading Monday through Friday and are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the “Purchases and Redemptions” section of the SAI.
Purchases and redemptions of Creation Units will take place in-kind and/or for cash at the discretion of the Fund. The determination of whether purchases and redemptions of Creation Units will be for cash or in-kind depends primarily on the regulatory requirements and settlement mechanisms relevant to the Fund’s portfolio holdings and the Fund is not limited to engaging in in-kind transactions to any particular market circumstances. As further described in the SAI, Creation Units typically are issued on a two Business Days (“T+1”) basis after a purchase order has been received in good order and the transfer of good title to the Fund of any in-kind securities and/or cash required to purchase a Creation Unit have been completed (subject to certain exceptions). Similarly, and also as further described in the SAI, deliveries of redemption proceeds by the Fund generally will be made on a T+1 basis after a redemption order has been received in good order and the requisite number of Fund shares have been delivered (subject to certain exceptions). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to, among other matters, accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances. The Fund may delay settlement for up to 15 days from the date an order has been submitted in good order and the requisite cash and/or assets delivered to the relevant Fund to accommodate foreign holidays, as further described in the SAI, and otherwise may delay redemptions up to seven days or longer as permitted by applicable law, regulations and interpretations, such as where unusual market conditions affect the Nasdaq, NYSE Arca or Cboe BZX, as applicable, or an emergency exists which makes it impracticable for the Fund to dispose of or value securities it owns or the Fund has received an SEC exemptive order.
The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
For more information on how to buy and sell shares of the Fund, contact Touchstone Investments at (833) 368-7383.
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Share Trading Prices
The trading prices of the Fund’s shares listed on its Exchange may differ from the Fund’s daily NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the Exchanges.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Premium/Discount Information
The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
There may be differences — premiums or discounts — between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems its shares in transactions with APs. the Fund’s market price may be at, above or below its NAV. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s NAV, market price and daily premiums or discounts can be found at TouchstoneInvestments.com/ETFs.
Continuous Offering
The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
20

DISTRIBUTIONS AND TAXES
The Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. The table below outlines when net investment income dividends are declared and paid by the Fund. If you own shares on the Fund’s distribution record date, you will be entitled to receive the distribution. The Fund makes distributions of capital gains, if any, at least annually.
Fund	Dividends Declared	Dividends Paid
Dynamic Large Cap Growth ETF	Annually	Annually
Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividends and distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividends and distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.
For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.
Federal Income Tax Information
The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.
General. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1, Subtitle A of the Code. As such, the Fund's will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to the Fund shareholders substantially all of the Fund net investment income and net short-term capital gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to federal income tax at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income and generally eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters. The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.
21

Distributions. Your Fund will make distributions to you that may be taxed as ordinary income or capital gains or, in the case of the Touchstone Core Municipal Bond Fund, may qualify as exempt interest income. The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation. Distributions, other than exempt-interest dividends, are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash. Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by the Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.
Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.
Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.
Returns of Capital. If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Backup Withholding. The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund, other than exempt-interest dividends, and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if the Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund making a pass-through election will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.
Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are advised to consult their own tax advisers as to the U.S. and foreign tax consequences of an investment in the Fund.
Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes paid by the Fund during the prior taxable year.
Important Tax Reporting Considerations. The Fund or broker are required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012 (“covered shares”). This information is reported on Form 1099-B. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.
22

This section is only a summary of some important federal income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund's SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.
23

FINANCIAL HIGHLIGHTS
These financial highlights describe the performance of the Predecessor Fund to the Dynamic Large Cap Growth ETF for the fiscal years ended March 31, 2022, 2023, 2024, 2025 and 2026. The Dynamic Large Cap Growth ETF is newly formed, had not commenced operations as of the date of this prospectus, and will adopt the performance history of [ ] shares of the Predecessor Fund, which operated as a mutual fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund, assuming reinvestment of all dividends and distributions.
All figures have been derived from the Predecessor Fund's financial statements, audited by [ ], the Predecessor Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Predecessor Fund’s March 31, 2026 Form N-CSR.
You can obtain the Predecessor Fund's most recent annual report, semi-annual report or Form N-CSR at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The Form N-CSR has been incorporated by reference into the SAI.
24

Touchstone Dynamic Large Cap Growth Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(3)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/22	$41.07	$(0.21)	$4.97	$4.76	$—	$ (7.19)	$(7.19)	$38.64	10.48%	$61,006	1.25%	1.31%	(0.48)%	47% (4)
03/31/23	38.64	(0.09)	(4.39)	(4.48)	— (5)	(0.69)	(0.69)	33.47	(11.34)	48,229	1.26	1.37	(0.27)	55 (4)
03/31/24	33.47	(0.15)	13.85	13.70	—	(1.08)	(1.08)	46.09	41.43	63,755	1.27	1.39	(0.40)	53 (4)
03/31/25	46.09	(0.26)	2.21	1.95	—	(3.12)	(3.12)	44.92	3.26	62,122	1.26	1.34	(0.52)	68 (4)
03/31/26	44.92	(0.24)	10.37	10.13	—	(9.62)	(9.62)	45.43	20.44	68,956	1.03	1.23	(0.46)	176 (4)
Class C
03/31/22^	$44.47	$(0.57)	$5.57	$5.00	$—	$ (10.72)	$(10.72)	$38.75	9.64%	$1,769	2.00%	2.64%	(1.23)%	47% (4)
03/31/23^	38.75	(0.26)	(4.48)	(4.74)	—	(0.69)	(0.69)	33.32	(11.99)	1,485	2.01	2.86	(1.02)	55 (4)
03/31/24	33.32	(0.44)	13.73	13.29	—	(1.08)	(1.08)	45.53	40.37	1,311	2.02	3.35	(1.15)	53 (4)
03/31/25	45.53	(0.62)	2.20	1.58	—	(3.12)	(3.12)	43.99	2.48	1,422	2.01	3.08	(1.27)	68 (4)
03/31/26	43.99	(0.60)	10.18	9.58	—	(9.62)	(9.62)	43.95	19.58	1,265	1.76	3.26	(1.19)	176 (4)
Class Y
03/31/22	$43.08	$(0.11)	$5.19	$5.08	$—	$ (7.19)	$(7.19)	$40.97	10.75%	$25,851	1.00%	1.10%	(0.23)%	47% (4)
03/31/23	40.97	(0.01)	(4.65)	(4.66)	(0.07)	(0.69)	(0.76)	35.55	(11.13)	26,581	1.01	1.15	(0.02)	55 (4)
03/31/24	35.55	(0.06)	14.76	14.70	—	(1.08)	(1.08)	49.17	41.82	33,435	1.02	1.18	(0.15)	53 (4)
03/31/25	49.17	(0.14)	2.31	2.17	—	(3.12)	(3.12)	48.22	3.51	32,617	1.01	1.13	(0.27)	68 (4)
03/31/26	48.22	(0.08)	11.07	10.99	—	(9.62)	(9.62)	49.59	20.84	32,666	0.71	1.03	(0.14)	176 (4)
Institutional Class
03/31/22	$43.90	$(0.06)	$5.27	$5.21	$—	$ (7.19)	$(7.19)	$41.92	10.84%	$73,624	0.90%	1.02%	(0.13)%	47% (4)
03/31/23	41.92	0.03	(4.76)	(4.73)	(0.10)	(0.69)	(0.79)	36.40	(11.02)	49,939	0.91	1.06	0.08	55 (4)
03/31/24	36.40	(0.02)	15.11	15.09	— (5)	(1.08)	(1.08)	50.41	41.93	47,369	0.92	1.08	(0.05)	53 (4)
03/31/25	50.41	(0.09)	2.36	2.27	—	(3.12)	(3.12)	49.56	3.62	46,832	0.91	1.05	(0.17)	68 (4)
03/31/26	49.56	(0.05)	11.35	11.30	—	(9.62)	(9.62)	51.24	20.91	37,555	0.65	0.96	(0.08)	176 (4)
Class R6
03/31/26(6)	$51.80 (7)	$(— )(5)	$9.12	$9.12	$—	$ (9.62)	$(9.62)	$51.30	15.80% (8)	$3	0.57% (9)	382.11% (9)	(— )(5)(9)%	176% (4)

^
Updated to reflect the effect of a 1 for 0.670946 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(1)	The net investment income (loss) per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)
The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.02%, 0.02%, 0.03%, 0.02% and 0.01% for the years ended March 31, 2026, 2025, 2024, 2023, and 2022, respectively.

(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	Less than $0.005 per share.
(6)	Represents the period from commencement of operations (May 9, 2025) through March 31, 2026.
(7)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on May 9, 2025.
(8)	Not annualized.
(9)	Annualized.
25

TOUCHSTONE INVESTMENTS*
INVESTMENT ADVISER
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich St.
New York, NY 10286
*
A Member of Western & Southern Financial Group
The following are federal trademark registrations and applications owned by either IFS Financial Services, Inc. or Touchstone Advisors, Inc., each a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, the Touchstone Family of Funds, and Distinctively Active.
26

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
For investors who want more information about the Fund, the following documents are available free upon request:
Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated herein by reference, which means it is legally a part of this prospectus.
Annual/Semiannual Reports and Form N-CSR (“Financial Reports”): Additional information about a Fund's investments is available in the Fund's Financial Reports to shareholders. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semiannual financial statements.
You can get free copies of the current SAI, Financial Reports, other information such as Fund financial statements that the Fund files on Form N-CSR, and answers to your questions about the Fund by contacting your financial adviser, or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available without charge on the Touchstone Investments' website at: www.TouchstoneInvestments.com/Resources.
The current SAI, Financial Reports, other information such as Fund financial statements that the Fund files on Form N-CSR, and other information about the Fund are available on the EDGAR database of the SEC’s Internet site at http://www.sec.gov. You may obtain copies of these documents and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.
Investment Company Act File No. 811-23789
[FORM NUMBER]
27

Touchstone ETF Trust
Statement of Additional Information
[_], 2026
The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION - DATED SEPTEMBER 23, 2026
	Ticker Symbol	Principal U.S. Listing Exchange
Touchstone Dynamic Large Cap Growth ETF	TDLG	Cboe BZX Exchange, Inc.
This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced fund (the “Fund”). It is intended to provide additional information regarding the activities and operations of Touchstone ETF Trust (the “Trust”) and should be read in conjunction with the Fund’s prospectus dated [_], 2026, as may be amended. A copy of the Trust’s prospectus may be obtained without charge by writing to the Trust at Three Canal Plaza, Suite 100, Portland, Maine 04101, by calling (833) 368-7383, or by downloading a copy at TouchstoneInvestments.com/Resources. The Fund had not commenced operations as of the date of this SAI and therefore did not have any financial information to report for the Trust’s fiscal year end. Upon commencement of operations, the shares of the Fund will be listed and traded on the listing exchange noted above.

THE TRUST
Touchstone ETF Trust (the “Trust”), an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated February 2, 2022 (“the Declaration of Trust”). The offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”). The Fund is a separate exchange-traded fund (or “ETF”) and shares of the Fund represent an equal proportionate interest in that Fund. This SAI relates to the following separate series of the Trust: Touchstone Dynamic Large Cap Growth ETF (“the Fund”). The Fund is non-diversified under the 1940 Act.
Touchstone Advisors, Inc. (the “Adviser”) is the investment adviser and administrator for the Fund. The Adviser has selected one or more sub-adviser(s) to manage, on a daily basis, the assets of the Fund. The Adviser has sub-contracted certain of the Trust complex’s administrative and accounting services to The Bank of New York Mellon (“BNY”). Foreside Fund Services, LLC (“Foreside” or the “Distributor”) is the principal distributor of the Fund’s shares.
Shares of the Fund are issued and redeemed only in aggregations of a specific number of shares called “Creation Units.” Investors may acquire shares and shareholders may tender their shares for redemption only in Creation Units, as discussed in the “Purchases and Redemptions” section below. The number of shares of the Fund that constitute a Creation Unit is [25,000]. The Fund generally offers and issues shares either in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchases and Redemptions” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements).
Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”). See “Exchange Listing and Trading” below for more information. The shares are traded on the Exchange at market prices. These prices may differ from the shares’ net asset values (or “NAV”). The shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). Most investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment.
History of the Fund
The Fund is newly formed and had not commenced operations as of the date of this SAI.
The Fund will commence operations following the completion of the reorganization of the Touchstone Dynamic Large Cap Growth Fund, a series of Touchstone Strategic Trust (the “Predecessor Fund”), into the Fund, which is expected to occur on or about January 22, 2027 (the “Reorganization”). The performance and accounting history of [ ] shares of the Predecessor Fund will be assumed by the Fund.
On July 18, 2006, the Growth Opportunities Fund replaced its previous sub-adviser, Mastrapasqua & Associates, Inc., with Westfield Capital Management Company, L.P. (“Westfield”). Four years later, pursuant to an Agreement and Plan of Reorganization dated July 15, 2010 between the Growth Opportunities Fund and the Touchstone Large Cap Core Equity Fund, the Growth Opportunities Fund acquired all of the assets and liabilities of the Touchstone Large Cap Core Equity Fund, which was terminated as a series of the Trust on October 22, 2010.
On May 9, 2025, the Growth Opportunities Fund changed its name to the Dynamic Large Cap Growth Fund and replaced Westfield with Los Angeles Capital Management LLC as sub-adviser. In addition, the Fund changed its principal investment strategies and benchmark.
EXCHANGE LISTING AND TRADING
As discussed in the “The Trust” section above, the shares of the Fund are approved for listing and trading on the Fund’s Exchange as identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, consider the suspension of trading in and/or remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act to the extent such Fund’s listing is conditioned upon reliance on Rule 6c-11; (ii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of shares for 30 or more consecutive trading days; (iii) the Fund no longer complies with the applicable listing requirements set forth in the Exchange’s rules; or (iv) if such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

Trading prices of shares on an Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares. See “Determination of Net Asset Value” below for additional information.

PERMITTED INVESTMENTS AND RISK FACTORS
The Fund’s principal investment strategies and principal risks are described in the Fund’s prospectus. The following supplements the information contained in the prospectus concerning the Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Fund, the Fund may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, the Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below if such investment or activity is consistent with the Fund’s investment goals, investment limitations, policies and strategies. In addition to the fundamental and non-fundamental investment limitations set forth under the section of this SAI entitled “Investment Limitations,” the investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Trust’s Board, unless designated as a “fundamental” policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.
ADRs, ADSs, EDRs, CDRs, and GDRs. American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, EDRs or GDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.
Borrowing. Borrowing may exaggerate changes in the net asset value (“NAV”) of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Fund has adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and the degree to which the Fund can engage in borrowing. See the section entitled “Investment Limitations” below.
Borrowing and Leveraging. The Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the “1940 Act”)  requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. A Fund will not make any borrowing or enter into a reverse repurchase agreement that would cause its outstanding borrowings to exceed one-third of the value of its total assets.
Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, a Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. As further outlined in the “Derivatives” subsection, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) on October 28, 2020. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and will be entered into in accordance with the regulatory requirements described in the “Derivatives” subsection.
In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds have adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and degrees to which the Funds can engage in borrowing. See the section entitled “Investment Limitations” below.

To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. Borrowing magnifies the potential for gain or loss on a Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value (“NAV”). This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below.
Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.
Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks and is often designed to track the performance of a particular securities index or sector of an index, like the S&P 500® Index or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or the NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:
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shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
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shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.
ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.
Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisers will often purchase IPO shares that would qualify as a permissible investment for the Fund but will instead decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because IPO shares are frequently volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.
Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Interest Rate Risk. The market price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. An increase in interest rates could negatively impact a Fund’s net asset value.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The Funds may be subject to heightened interest rate risk when the Federal Reserve Board (Fed) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund's performance.
Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” for purposes of the regulated investment company requirements under the Code, and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Interfund Lending. The Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other funds in the Touchstone family of funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. The Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, the Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund’s net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If the Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.
Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund’s portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.
The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.
Investment Company Shares. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that investment company. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that a Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause a

Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all registered investment companies.
See also “Investment Limitations” and “Exchange-Traded Funds.”
Market Disruption Risk. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could decline, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goals.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and sub-adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that they will be successful in doing so.
Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
Natural Disasters, Adverse Weather Conditions and Climate Change. Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to the Fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation, international accords and compliance-related costs, changes in property and security values, availability of natural resources and displacement of peoples. Climate change regulation may result in increased operations and capital costs for the companies in which the Fund invests. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which the Fund invests incurring increased costs to generally continue operating its business, to operate and maintain facilities specifically, or to administer and manage a greenhouse gas emissions program. Additionally, the effects of these measures may result in a reduction of the demand for goods or services that produce significant greenhouse gas emissions or are related to carbon-based energy sources.
Operational Risk and Cybersecurity. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund's service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser, a Sub-Adviser, or the Fund's other service providers may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which the Fund invests, thereby causing the Fund’s investments to lose value.
Cyber-events have the potential to materially affect the Fund's and the Adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.
The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.
The Adviser, the Sub-Adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Adviser, the Sub-Adviser, or their affiliates controls the cybersecurity or operations systems of the Fund's third party service providers (including the Fund's custodian), or those of the issuers of securities in which the fund invests.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Other Investment Companies. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that investment company. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all registered investment companies.
Quantitative Strategy Risk. The Fund’s sub-adviser uses proprietary statistical analyses and models to construct the Fund’s portfolio. A securities portfolio selected using these proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors’ historical trends. As a result, the Fund may be more or less exposed to a risk factor than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.
Rating Agencies. The NRSRO ratings applicable to the Funds’ fixed-income investments appear in the Appendix A to this SAI.
Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.
A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.
The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.
Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commit to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with their custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held for safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.
Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time that each Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.
For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the sub-adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
Sector Focus. If the Fund’s portfolio is overweighted in a certain sector or related sectors, any negative development affecting that sector will have a greater impact on the Fund than the Fund that is not overweighted in that sector.
Communication Services Sector Risk. The communication services sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications services companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic communications services market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain communications services companies obsolete.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Sector Risk. The consumer staples sector may be affected by food and drug regulations and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.
Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.
Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service, industrials sector products in general, and the costs of materials and other commodities. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Real Estate Sector Risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Securities Lending. In order to generate additional income, the Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Fund. All collateral must equal at least 100% of the market value of the loaned securities. The Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. The lending of securities is considered a form of leverage that is included in a lending Fund’s investment limitation related to borrowings. See “Investment Limitations” below.
The Trust has appointed The Bank of New York Mellon (“BNY Mellon”) as its lending agent in connection with the Funds’ securities lending program. BNY Mellon administers the securities lending program in accordance with operational procedures it has established in conjunction with the Funds. As the securities lending agent, BNY Mellon lends certain securities, which are held in custody accounts maintained with BNY Mellon, to borrowers that have been approved by the Funds. As securities lending agent, BNY Mellon is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program.
Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.
U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities. Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and securities of Ginnie Mae, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae or Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.
Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.
U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”). They also include U.S. Treasury inflation-protection securities (“TIPS”).

INVESTMENT LIMITATIONS
Fundamental Investment Limitations
The following investment limitations are fundamental policies of the Fund which cannot be changed without the consent of the holders of a majority of that Fund’s outstanding shares.
The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing market values or other circumstances will not be considered a deviation from these policies.
Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to a Fund.
The Fund’s fundamental investment limitations are:
1.
Borrowing Money. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the Act or any SEC staff interpretation of the Act.
2.
Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.
3.
Loans. The Fund may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
4.
Real Estate. The Fund may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.
5.
Commodities. The Fund may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.
6.
Concentration of Investments. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
7.
Senior Securities. The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
Non-fundamental investment limitations
The Fund also has adopted certain non-fundamental investment limitations. A non-fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 days’ notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus.
For the illiquid securities policy, which contains percentage limits, a Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other non-fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.
The Fund will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

80% Investment Policy. The Fund invests under normal market conditions, at least 80% of its assets in common stocks of large capitalization growth U.S. listed companies. For purposes of the Fund, a large capitalization growth company will typically be a company that is a constituent of the Russell 1000® Growth Index at the time of purchase. Constituent companies of the Russell 1000® Growth Index have a market capitalization between approximately $[_] million and $[_] trillion, as of September 30, 2026. The constituent companies of the Russell 1000® Growth Index will change with market conditions.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions.
1.
Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.
2.
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3 % of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
3.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
4.
Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3 % of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.
5.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
The Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST
The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past five years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Adviser (the “Touchstone Funds”) are part of the “Touchstone Fund Complex.” The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”
Interested Trustees(1):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2022	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40
Director, Integrity Life
Insurance Co. and
National Integrity Life
Insurance Co. since 2005;
Director, Touchstone
Securities (the
Distributor) since 1999;
Director, Touchstone
Advisors (the Adviser)
since 1999; Director, W&S
Brokerage Services, Inc.
since 1999; Director, W&S
Financial Group
Distributors, Inc. since
1999; Director, Insurance
Profillment Solutions LLC
since 2014; Director,
Columbus Life Insurance
Co. since 2016; Director,
The Lafayette Life
Insurance Co. since 2016;
Director, Gerber Life
Insurance Company
since 2019; Director,
Western & Southern
Agency, Inc. since 2018;
and Director, LL Global,
Inc. (not-for-profit trade
organization with
operating divisions
LIMRA and LOMA) since
2016.

E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	President, Touchstone Funds from 2021 to 2025; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, LLC from 2020 to 2025.	40	Trustee, College of Wooster since 2008.

Independent Trustees:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2022	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2022	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40
Director, SaverSystems,
Inc. since 2015;
Director, Turner
Property Services
Group, Inc. since 2017;
Trustee, Dayton
Region New Market
Fund, LLC (private
fund) since 2010; and
Trustee, Entrepreneurs
Center, Inc. (business
incubator) since 2006.

Sally J. Staley c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017.	40	Trustee, College of Wooster from 2006 to 2025; Trustee, Great Lakes Theater Festival since 2005.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) from 2001 to 2023.
(1)
Ms. McGruder, as a director of the Adviser, and an officer of affiliates of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as a former officer of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2)
As of the date of this SAI, the Touchstone Fund Complex consisted of 11 series of the Trust, 12 series of Touchstone Funds Group Trust, 13 series of Touchstone Strategic Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(3)
Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.
Principal Officers:
Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Terrie A. Wiedenheft. Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	President	Until resignation, removal or disquali- fication President since July 2025
Senior Vice President and Chief
Administration Officer within the
Office of the Chief Marketing Officer of
Western & Southern Financial Group
(since 2021); and Senior Vice President,
Chief Financial Officer, and Chief
Operations Officer of IFS Financial
Services, Inc. (a holding company).

Benjamin J. Alge Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1985	Vice President	Until resignation, removal or disquali- fication Vice President since July 2025	President (since July 2025) and Divisional Vice President of Touchstone Advisors, Inc.; President (since July 2024) and Divisional Vice President of Touchstone Securities, LLC
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disquali- fication Vice President since 2022	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disquali- fication Chief Compliance Officer since 2022	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, LLC
Terri A. Lucas Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disquali- fication Controller and Treasurer since July 2025	Vice President and Assistant Treasurer (since 2021); Assistant Vice President and Assistant Treasurer of Touchstone Advisors, Inc.

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Simon Berry Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1971	Secretary	Until resignation, removal or disquali- fication Secretary since 2024	Senior Counsel - Securities and Registered Funds of Western & Southern Financial Group (since June 2024); formerly, Senior Counsel of MassMutual Ascend Life Insurance Company.
(1)Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.
Additional Information about the Trustees
The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, sub-advisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds.
In addition, the following specific experience, qualifications, attributes and skills apply as to the Trustees: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Moore has experience as a managing director and president of global financial services firms, and previously held executive and leadership roles within the Adviser; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company and as treasurer of a global company; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. King has experience as a senior sales and marketing executive at global financial services firms; Mr. Robie has portfolio management experience at a private multinational holding company; Ms. Staley has investment experience from positions at various entities, including as chief investment officer for a university; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.
In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.
Board Structure
The Board is composed of six Independent Trustees and two Interested Trustees, Jill T. McGruder, who is Chairperson of the Board, and E. Blake Moore, Jr. The Independent Trustees have appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Gale regularly on various Trust issues, as appropriate. Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.
The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.
The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.
The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust’s Adviser over the affiliated and unaffiliated sub-advisers that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Adviser and senior executive of IFS Financial Services, Inc., the Adviser’s parent company, and of other affiliates of the Adviser, which enhance the Board’s understanding of the operations of the Adviser and the role of the Trust and the Adviser within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.
Board Oversight of Risk
Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Adviser, sub-advisers, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.
The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Adviser on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisers to the Funds.
Standing Committees of the Board
The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.
Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls; overseeing the quality and integrity of the Trust’s financial statement and the independent audits thereof; overseeing, or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; approving prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and acting as a liaison between the Trust’s independent auditors and the full Board. Ms. Carnahan is the Chair of the Audit Committee. During the fiscal year ended December 31, 2025 the Audit Committee held four meetings.
Anyone with complaints relating to accounting, internal accounting controls or auditing matters may contact the Funds' Chief Compliance Officer via the Touchstone website (TouchstoneInvestments.com), by direct mail or by direct telephone call. All contact information is provided on the Touchstone website under the “Contact” tab.
Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Mr. Zimmer is the Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended December 31, 2025.
In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Mr. William H. Zimmer III, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex
As of the date of this SAI, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Advisers, Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Distributor.
The following table reflects the Trustees’ beneficial ownership in the Fund (i.e., dollar range of securities in each Fund) as of December 31, 2025.

	Interested Trustees		Independent Trustees
Fund	Jill T. McGruder	E. Blake Moore, Jr.	Karen Carnahan	Susan M. King	William C. Gale	Sally J. Staley	Kevin A. Robie	William H. Zimmer III
Dynamic Large Cap Growth ETF(1)	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(2)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
(1)
As of the date of this SAI, the Fund had not yet commenced operations.
(2)
As of the date of this SAI, the Touchstone Fund Complex consisted of 11 series of the Trust, 12 series of Touchstone Funds Group Trust, 13 series of Touchstone Strategic Trust and 4 variable annuity series of Touchstone Variable Series Trust.
Trustee Compensation
The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2025.
Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustees
Jill T. McGruder	$—	$—
E. Blake Moore, Jr.	$—	$—
Independent Trustees(2)
Karen Carnahan	$49,918	$218,000
William C. Gale	$53,215	$232,400
Susan M. King	$45,796	$200,000
Kevin A. Robie	$45,796	$200,000
Sally J. Staley	$45,796	$200,000
William H. Zimmer III	$49,918	$218,000
(1)
As of the date of this SAI, the Touchstone Fund Complex consists of 11 series of the Trust, 12 series of Touchstone Funds Group Trust, 13 series of Touchstone Strategic Trust and 4 variable annuity series of Touchstone Variable Series Trust..
(2)
The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2025 was $60,000.
The following table shows the Trustee quarterly compensation schedule beginning January 1, 2026:
	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Retainer and Meeting Attendance Fees	$31,500	$6,000	$6,000	$8,000
Lead Independent Trustee Fees	$8,150
Committee Chair Fees	$1,500	$3,100	$3,100
Telephonic/Virtual Meeting Attendance Fee = $2,500
Limited items in-person meeting = $3,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.
THE ADVISER
Touchstone Advisors, Inc. (previously defined as the “Adviser” or “Touchstone Advisors”), is the Fund’s investment adviser under the terms of an advisory agreement (the “Advisory Agreement”) dated July 1, 2022, as amended. Under the Advisory Agreement, the Adviser reviews, supervises, and administers the Fund’s investment program, subject to the oversight of, and policies established by, the Board. The Adviser determines the appropriate allocation of assets to the Fund’s sub-adviser(s).
The Advisory Agreement provides that the Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security, but shall not be protected against any liability to the Trust, any Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard on its part in the performance of its obligations or duties.
The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time with respect to any Fund(s), without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust.
The Adviser is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Adviser because she is a Director of the Adviser and an officer of affiliates of the Adviser. Mr. E. Blake Moore Jr. may be deemed to be an affiliate of the Adviser because he was an officer of the Adviser from 2020 until July 2025 and currently receives compensation from Western & Southern for serving as a trustee of the Trusts. Ms. McGruder and Mr. Moore, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.
A summary of the factors considered by the Board in connection with the initial approval of the advisory agreement for the Fund will be available in the Fund's annual or semi-annual Form N-CSR filing with the SEC, as applicable, after the Fund commences operations.
Manager-of-Managers Structure
The SEC has granted an exemptive order that permits the Trust or the Adviser, under certain circumstances, to select or change affiliated or unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). This order does not, however, permit the Adviser to increase the aggregate advisory fee rate of each Fund without the approval of the shareholders. The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a manager-of-managers structure. Under a manager-of-managers structure, the Adviser acts as investment adviser, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers for a Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen. Shareholders of a Fund will be notified of a change in its sub-adviser.
Fees Paid to the Adviser
For its services, the Adviser is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.
Fund	Investment Advisory Fee
Dynamic Large Cap Growth ETF	0.60% on the first $200 million; and 0.40% on assets over $200 million
The Fund shall pay the expenses of its operation, including but not limited to the following (i) charges and expenses for Fund accounting, pricing and appraisal services and related overhead; (ii) the charges and expenses of the Fund's auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (iv)

brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or shares of the Fund with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Fund and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Adviser are paid by the Adviser, except with respect to certain compensation of the Trust's Chief Compliance Officer, which is paid by the Funds.
Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Fund’s Fees and Expenses table in the Summary section of the Prospectus. Expenses that are not waived or reimbursed by the Adviser include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”). The Fund bears the costs of these Excluded Expenses. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Advisory Fees and Fee Waivers or Reimbursements. The Fund will report on the paid advisory fees and received waivers or reimbursements after its first fiscal year ending [ ], 2027. For the three most recent fiscal years (or periods) the Predecessor Fund paid advisory fees and received waivers and/or reimbursements as shown in the following table.
Fund	Investment Advisory Fee	Gross Advisory Fee Paid	Fees Waived/Recouped
Dynamic Large Cap Growth Fund (Predecessor Fund)(1)	3/31/2024	$1,006,107	$204,941
	3/31/2025	$1,185,358	$192,393
	3/31/2026	$923,476	$419,521
(1) Prior to May 9, 2025, the Fund paid 0.75% on the first $500 million, 0.70% on the next $500 million and 0.65% on such assets over $1 billion.
Payments to Financial Intermediaries
The Adviser may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, that support the sale of Fund shares or provide services to Fund shareholders or for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to investors. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table sections of the the Fund's prospectus and described above because they are not paid by the Fund.
The Adviser recommends and the Fund utilizes the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Fund. An affiliate of the Adviser receives a fee based on a percentage of average daily net assets of the Fund invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Adviser is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.

THE SUB-ADVISeR AND PORTFOLIO MANAGERS
The Adviser has selected a sub-adviser (“Sub-Adviser”) to manage all or a portion of the Fund’s assets, as determined by the Adviser. The Sub-Adviser makes the investment decisions for the Fund assets allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the oversight of, and policies established by, the Board.
The sub-advisory agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.
For its services, the Sub-Adviser receives a fee from the Adviser with respect to the Fund that it sub-advises, as described in the prospectus. The Sub-Adviser’s fee with respect to the Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Adviser during the current month. The Adviser pays sub-advisory fees to the Sub-Adviser from its advisory fee. The compensation of any officer, director or employee of a Sub-Adviser who is rendering services to the Fund is paid by the Sub-Adviser.
The Fund will report the paid sub-advisory fees after its first fiscal year ending [ ], 2027. For the fiscal years ended 2024, 2025, and 2026, the Adviser paid the following sub-advisory fees with respect to the Predecessor Fund:
Fund	Date of Fiscal Period End	Sub-Advisory Fees Paid
Dynamic Large Cap Growth ETF (1) (Predecessor Fund)	3/31/2024 3/31/2025 3/31/2026	$604,885 $709,765 $472,484
(1) On May 9, 2025, the Adviser entered into a new Sub-Advisory Agreement with Los Angeles Capital Management LLC with respect to the Predecessor Fund. Prior to this date, the Predecessor Fund was sub-advised by another sub-advisor pursuant to a separate sub-advisory agreement.
Sub-Adviser Control.
Los Angeles Capital Management LLC (“Los Angeles Capital”) is an SEC-registered investment adviser with approximately $31.5 billion in assets under management as of March 31, 2026. Los Angeles Capital’s majority owner is LACM Holdings Inc. (“LACM Holdings”), which owns over 95% of the Firm. Thomas D. Stevens and Hal W. Reynolds are the principal owners of LACM Holdings. The other owners of LACM Holdings are employees of the Firm.
The Sub-Adviser manages the Fund using a team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The following charts list for the Fund’s portfolio managers (i) the number of their other managed accounts per investment category: (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based on the performance of the account, and (iii) their beneficial ownership in their managed Fund(s) as of March 31, 2026. Listed below the chart is (i) a description of each portfolio manager’s compensation structure as of March 31, 2026 and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of March 31, 2026.
Dynamic Large Cap Growth ETF
Sub-Adviser: Los Angeles Capital

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee
Hal W. Reynolds, CFA
Registered Investment Companies	19	$9,937,000,000	1	$5,358,000,000
Other Pooled Investment Vehicles	22	$10,181,000,000	6	$2,586,000,000
Other Accounts	36	$7,130,000,000	9	$4,807,000,000
Ed Rackham, Ph.D.
Registered Investment Companies	4	$908,000,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	7	$3,000,000	0	$0
Daniel Arche
Registered Investment Companies	13	$6,334,000,000	0	$0
Other Pooled Investment Vehicles	10	$4,251,000,000	4	$2,037,000,000
Other Accounts	11	$788,000,000	1	$21,000,000
Compensation. Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital’s compensation policy or payment scheme is tied to the performance of one or more client portfolios or funds.
Each Los Angeles Capital portfolio manager receives a base salary fixed from year to year. In addition, the portfolio managers participate in Los Angeles Capital’s profit sharing plan. The aggregate amount of the contribution to Los Angeles Capital’s profit sharing plan is based on overall Firm profitability with amounts paid to individual employees based on their relative overall compensation up to applicable legal limits. Each portfolio manager also is an equity holder of the Firm and receives compensation based upon Los Angeles Capital’s overall profits. Dr. Rackham and Mr. Arche are also eligible to receive a discretionary bonus from the Firm.
Conflicts of interest. Los Angeles Capital has adopted policies and procedures, including brokerage and trade allocation policies and procedures, which the Firm believes are reasonably designed to manage, monitor and prevent the Firm from inappropriately favoring one account over another. Procedures adopted by Los Angeles Capital seek to treat all clients fairly and equally over time and to mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client’s investment guidelines.
Los Angeles Capital manages separate account mandates side-by-side with commingled funds or proprietary accounts in which the Firm or its employees have an economic interest. This raises potential conflicts of interest with respect to allocation of investment opportunities because the Firm has an incentive to favor certain accounts over other accounts that may be less lucrative to the Firm or its affiliates, or to favor accounts in which it or its affiliates or employees are invested. In addition, Portfolio Management’s day-to-day management of multiple accounts creates a conflict of interest. Members of portfolio management know the size and timing of account trades, and as a result, it is possible that Portfolio Management could use this information to the advantage of certain accounts they manage and to the possible detriment of other accounts.
Furthermore, Los Angeles Capital provides investment advisory services for many clients and most advisory agreements involve customized mandates, restrictions, launch dates, overlapping benchmark constituents, and guidelines. This side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account, in situations where trades in one account closely precede transactions in the same securities in a different account, or in situations where clients receive different execution prices when trading the same security during the same trading day but at different times. For example, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. Conversely, Los Angeles Capital could hold a long position in an account while at the same time taking a short position on the same issuer in another account. These situations occur due to differences in the risk and guideline constraints and exposures governing a client’s account in comparison to the other accounts managed by the Firm. In addition, as a result of the liquidity characteristics of the securities within certain strategies, larger accounts could require extended trading horizons and experience lower completion rates on orders, higher transaction costs, and reduced performance when compared to smaller accounts in the same strategy. Additionally, certain accounts and strategies (including Firm proprietary accounts) have higher turnover, creating more competition between and among client accounts, which can result in increased transaction costs, decreased liquidity in an investment, and/or impacts on the security price. These positions and actions can adversely affect or benefit different accounts at different times. Similarly, the order of account rebalances may work on some occasions to the account’s advantage or disadvantage. The Firm does not seek to ensure that all accounts receive identical execution results but seeks to manage such conflicts in a manner it believes to be fair and equitable over time.
The Firm maintains and trades one or more proprietary accounts using strategies that may be similar or substantially different than those employed for client accounts. The management of these proprietary accounts creates conflicts of interest. In particular, the Firm has an incentive to allocate investment opportunities, execution priority, or account risk in a manner that could favor proprietary accounts over client accounts, and proprietary accounts may trade with fewer constraints, smaller capital bases, or different liquidity considerations than client accounts. As client accounts and proprietary accounts invest in the same securities the Firm recognizes that differences in execution timing and strategy give rise to conflicts of interest.
From time to time, enhancements to the Firm’s investment or trading strategies may be implemented incrementally, rather than simultaneously, across accounts pursuing similar or identical investment objectives. In addition, the Firm may evaluate certain enhancements in proprietary accounts before broader implementation. These practices may cause differences in implementation timing and results among accounts.

Los Angeles Capital takes reasonable steps to ensure fair treatment for clients in accordance with the requirements of applicable law. The Firm will seek to achieve best execution on all trades by making well-informed execution decisions intended to maximize client value under prevailing circumstances while minimizing overall trading and implicit and explicit implementation costs. The implementation of account decisions is decided without consideration of the Firm’s (or any of its personnel’s) pecuniary investment, or other financial interests, including without consideration of the different fees or compensation the Firm receives from clients. Furthermore, Los Angeles Capital does not invest the assets of separately managed client accounts in commingled funds sponsored by Los Angeles Capital.
Los Angeles Capital has developed a proprietary Brokerage Allocation Randomization system designed for objectively pairing which equity broker-dealer to use when executing an account’s transactions based on regional market eligibility and suitability characteristics, as well as the broker’s perceived execution capabilities within such regional markets. The Brokerage Allocation Randomization system is automated on a weekly basis with a new pairing selection output each week. The chief trading officer or his/her designee may permit an exception to the randomization output for a variety of reasons, including but not limited to broker availability, news absorbed post-randomization, commission recapture directives, etc. For U.S. strategy accounts, equity brokers are assigned through randomized logic and the accounts are subsequently assigned to a trader by the chief trading officer or designee. For non-U.S. strategy accounts, equity brokers are assigned by randomized logic across global regions or based on strategy (e.g., emerging markets). To facilitate the Brokerage Allocation Randomization system, the Firm’s Best Execution Committee reviews its approved equity brokers to determine regional or strategy-specific suitability and to establish standards of peer equivalency for broker eligibility in various regional markets. This general selection randomization based on review of fundamental execution quality is intended to mitigate incentives to actively direct commissions to a particular equity broker.
Los Angeles Capital uses a variety of different trading strategies and techniques in its efforts to achieve best execution for accounts. The trading strategies applied by the Firm’s traders and/or Portfolio Management may differ depending on the investment strategy, guideline restrictions, market conditions, liquidity considerations, client activity, risk tolerance levels, and/or other relevant considerations.
Account trading strategies include, but are not limited to, varying the frequency and order of account rebalances (e.g., daily, weekly, semimonthly, monthly, or quarterly ), varying the grouping of accounts or markets traded within accounts on a particular day (e.g., trading U.S. accounts before global accounts, or rotating strategies by week), varying account turnover, aggregating trade lists, aggregating specific names within trade lists, varying names traded as a block, using third-party algorithms, using limit orders, and adjusting executing broker-dealer trade strategy instructions. Los Angeles Capital reserves the right to evaluate and implement trading strategies, methods, and processes to further its best execution mandate for client accounts.
Trading frequency for each account is determined based on a variety of factors including the applicable strategy, investment guidelines, risk metrics and turnover goals. While most accounts are currently traded at least semi-monthly, certain accounts may trade more or less frequently depending on such things as turnover goals, market conditions, and other factors unique to the strategy or markets in which the account is invested.
Proprietary accounts are traded in rotation with other similarly managed client accounts. Proprietary accounts may not receive execution priority, sequencing advantages, or preferential liquidity access due to account size, flexibility, or frequency of trading.
While each client account is managed individually with trade allocations determined prior to placing each trade with the broker, Los Angeles Capital may, at any given time, purchase or sell the same security in a block that is allocated across multiple accounts. Los Angeles Capital will generally execute transactions on an aggregate basis when it believes such aggregation is consistent with its duty to achieve best execution and complying with the account’s investment guidelines. As such, Los Angeles Capital, from time to time, evaluates account trade lists for sizable or potentially illiquid transactions that may be aggregated across several concurrent account rebalances. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory constraints, round lot requirements, and cash flows. Decisions regarding the inclusion or exclusion of specific accounts in a block transaction give rise to potential for conflicts of interest, and aggregation may operate on some occasions to the advantage of the account and on other occasions to the account’s disadvantage. Los Angeles Capital’s policies and procedures are designed to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may be excluded from participating in certain block trades.
Los Angeles Capital manages accounts for which the Firm charges a performance-based fee, an asset-based management fee, a flat fee, a combination of these types of fees, or no fees. Los Angeles Capital’s portfolio management team manage accounts in the same strategy that are charged fees under different fee rates and structures.
The management of accounts with performance-based fees has the potential to cause a conflict of interest by creating an incentive to favor accounts with performance-based fees over those without a performance fee in order to generate greater revenue for the Firm. A similar conflict exists from managing client accounts paying a higher asset-based fee than other accounts or accounts containing assets owned by the Firm, its employees, or its owners. Performance-based fee arrangements and higher fee-paying accounts create an incentive for Los Angeles Capital to recommend investments which may be riskier or more speculative than those which would be recommended under a flat fee, asset-based fee, or lower or no fee arrangement, as applicable.

Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires preclearance authorization from both the Trading and Compliance Departments for certain personal security transactions. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is monitored under the Code of Ethics, and is designed to reasonably identify and prevent conflicts of interest between Los Angeles Capital and its clients.
Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients.
Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital’s Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.
Ownership of Shares of the Fund. As of the date of this SAI, the Fund had not commenced operations and the portfolio managers did not own shares of the Fund.
THE ADMINISTRATOR
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
●
0.145% on the first $20 billion of the aggregate average daily net assets;
●
0.11% on the next $10 billion of aggregate average daily net assets;
●
0.09% on the next $10 billion of aggregate average daily net assets; and
●
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged The Bank of New York Mellon (“BNY”) as the sub-administrative agent, custodian and transfer agent to the Trust. BNY provides sub-administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Adviser, not the Trust with respect to the sub-administration fees only. (See “Transfer and Sub-Administrative Agent” in this SAI). BNY’s mailing address is 240 Greenwich St., New York, NY 10286.
THE DISTRIBUTOR
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor is a broker-dealer registered with the SEC under the Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Trust offers shares of the Funds for sale through the Distributor in Creation Units, as described in the “Purchases and Redemptions” section below. The Distributor will not sell or redeem shares in quantities less than Creation Units. The Distributor will deliver a prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays from its own resources the Distributor for distribution-related services.
DISTRIBUTION PLANS
Rule 12b-1 under the 1940 Act (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares.
The Rule 12b-1 Plan is not operational. The Distributor, as the Fund’s principal underwriter, and Touchstone Advisors may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund and there are currently no plans to impose these fees.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and their shareholders. In the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Rule 12b-1 Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing the Fund’s prospectuses, statements of additional information, and shareholder reports to investors.
BROKERAGE TRANSACTIONS
Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to oversight by the Adviser and the Board. In the purchase and sale of portfolio securities, the Sub-Adviser’s primary objective will be to obtain the most favorable price and execution for the Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.
The Sub-Adviser is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the Sub-Adviser determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that the Fund derives or will derive a reasonably significant benefit from such research services.
Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the sub-advisers, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the sub-adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund.
The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis. the Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers. The Fund may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture programs offered by Frank Russell Securities, Inc. and Capital Institutional Services, Inc.
In certain instances, there may be securities that are suitable for the Fund as well as for one or more of the Sub-Adviser’s other clients. The Sub-Adviser makes investment decisions for the Fund and for its other clients to achieve their respective investment objectives. The Sub-Adviser may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the Sub-Adviser will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect is offset by the Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund. The following table shows the amount the Predecessor Fund paid in aggregate brokerage commissions on portfolio transactions and the amount of brokerage transactions and related commissions the Predecessor Fund directed to brokers in return for research services for the most recent fiscal years:
	Aggregate Brokerage Commissions
Fund	2024	2025	2026
Dynamic Large Cap Growth ETF (Predecessor Fund)	$39,415	$62,088	$52,688

During the fiscal year ended March 31, 2026, the amount of brokerage transactions and related commissions for the Predecessor Fund directed to brokers due to research services provided was as follows:
Fund	Amount of Transactions Directed to Brokers Providing Research	Brokerage Commissions Related to Transactions Directed to Brokers Providing Research
Dynamic Large Cap Growth ETF (Predecessor Fund)	$327,026,672	$29,735
The Predecessor Fund did not hold securities of regular broker-dealers for the fiscal year ended March 31, 2026.
PROXY VOTING
The Fund has adopted the policies and procedures of its Sub-Adviser for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Adviser or its affiliates. A copy or summary of the Sub-Adviser’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending December 31 is available by August 31st of that year without charge, upon request by calling 1-833-368-7383, on the Touchstone website at TouchstoneInvestments.com and on the SEC’s website at sec.gov. The Fund’s first N-PX will be available by August 31, 2027 on the SEC’s website at sec.gov and on the Touchstone website at TouchstoneInvestments.com .
CODE OF ETHICS
The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.
Portfolio Turnover
A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.
The Fund will report its portfolio turnover rate following its fiscal year ending [ ], 2027. The portfolio turnover of the Predecessor Fund for the fiscal years ended March 31, 2025 and 2026 was as follows:
	Date of Fiscal Period End	Portfolio Turnover
Touchstone Dynamic Large Cap Growth ETF (Predecessor Fund)	3/31/2025(1)	68%
	3/31/2026(1)(2)	176%
(1) Portfolio turnover excludes securities delivered from processing redemptions-in-kind
(2) The Predecessor Fund’s increased portfolio turnover was a result of the Predecessor Fund’s new sub-adviser implementing its principal investment strategies.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are disclosed on the Funds’ website at TouchstoneInvestments.com/ETFs prior to market open each day the Funds are open for business. In addition, disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-PORT. These reports, once available, will be free of charge on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, is also made available daily, including to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser, each Sub-Adviser, and the Funds’ transfer agent, distributor, sub-administrator, custodian, IOPV calculation agent and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Fund’s Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information to rating agencies and to the parties noted above, provided that (1) the Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the non-public information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Employees of the Adviser and the Fund’s Sub-Adviser that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.
The CCO is authorized to determine whether disclosure of the Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.
DETERMINATION OF NET ASSET VALUE
Because the Fund is an ETF, individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Funds. When buying on or through the Exchanges, the price of Fund shares is based on a market price, which may be more or less than a Fund’s NAV. The Funds only sell and redeem shares at NAV with Authorized Participants in Creation Units.
The NAV of each Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation as quoted by one or more sources.
The securities of each Fund are valued by the Adviser, which has been designated by the Trustees as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Adviser or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the sub-administrative agent will initiate a process by which the Adviser’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the Adviser, as the valuation designee. Some Funds may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances these investments may be valued under the Adviser’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.
Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value.

ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses, if any. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.
The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to demand payment from any shareholder for anything, other than as agreed by the shareholder.
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.
In addition, a Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal or at any meeting shareholders by a vote of at least two-thirds of the Outstanding Shares.
Derivative Claims of Shareholders. The Trust’s Declaration of Trust contains provisions regarding derivative claims of shareholders. Derivative actions will be processed in accordance with the requirements set forth in Section 3816 of the Delaware Act (or successor provision(s)) and such other provisions as required under Delaware law.
Forum for Adjudication of Disputes. The Declaration of Trust provides that, in accordance with Section 3804(e) of the Delaware Act (or any successor provision), any suit, action or proceeding brought by or on behalf of any Shareholder or any person claiming any interest in any Shares against the Trust, any Series or Class, or the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, all Shareholders and other persons hereby: irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding; irrevocably waive, to the fullest extent permitted by law, any objection that they may make now or hereafter to the laying of the venue of any such suit, action or proceeding in such court; irrevocably waive, to the fullest extent permitted by law, any objection that they may make now or hereafter that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
Book Entry Only System. The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of a Fund are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchanges, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC.
Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not

DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant.
The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.
CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
Authorized Participants beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.
From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares. In such cases, the Distributor shall mirror vote (or abstain from voting) such shares in the same proportion (or abstentions) as all other beneficial owners of a Fund.
The Fund is newly formed and had not commenced operations as of the date of this SAI. As of [_], 2026 the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of the Predecessor Fund are as follows:  [TO BE UPDATED BY AMENDMENT]
Fund Name and Share Class	Name and Address	Percentage of Class
Touchstone Dynamic Large Cap Growth ETF	[TBU]	[TBU]
As of [_], 2026, the Trustees and principal officers of the Trust as a group owned of record or beneficially less than 1% of any class of the Predecessor Fund's outstanding shares.
PURCHASES AND REDEMPTIONS
The Trust issues and redeems shares of the Fund on any Business Day (as defined below) only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt of an order in proper form. The number of shares of the Fund that constitute a Creation Unit is [25,000]. The Creation Unit size of the Fund may change, and an Authorized Participant will be notified of such a change.

The Fund is open on every “Business Day,” which is any day the Fund's Exchange is open. The Exchange is generally open for trading Monday through Friday and is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day.
See “Purchase of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the shares of the Fund. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and may make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Adviser or the Board or for any other reason.
Purchase of Creation Units
The Fund is hereinafter referred to as a “Domestic ETF.” Creation Units may be purchased and redeemed only by or through a member or participant of a clearing agency registered with the SEC, which has entered into an Authorized Participant Agreement with the Distributor that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant, which may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.
Investors who are not Authorized Participants may purchase and sell shares of the Fund in any amount on the secondary market.
Because the portfolio securities of the Fund may trade on days that the Exchanges are closed or are otherwise not Business Days for the Fund, investors may not be able to purchase or redeem Creation Units of the Fund, or buy or sell shares of the Fund on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) (or cash for all or any portion of such Deposit Securities (“Deposit Cash”)) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component or the Deposit Cash and the Cash Component constitute the “Fund Deposit.”
The Custodian or the Administrator expects to make available through the National Securities Clearing Corporation (NSCC) on each Business Day, prior to the opening of regular trading on the Exchanges, the list of names and the required number of shares of each Deposit Security and the required amount of Deposit Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Deposit for that Business Day. The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time and when Custom Baskets (defined below) are used. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component. The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the Authorized Participant Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as discussed below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.
To the extent that the Adviser, on behalf of the Fund, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the Fund converts any cash received into foreign investments.

Placement of Purchase Orders
To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund on a Business Day generally before the time as of which that day’s NAV is calculated. The NAV of each Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time the applicable NAV is calculated and the order window, as established for the Fund, is closed (“Cutoff Time”). For Foreign ETFs, a purchase order must be submitted between 4:01 p.m. and 5:30 p.m. Eastern time to be calculated using the next Business Day's NAV. Foreign ETF orders seeking the next Business Day’s NAV which are submitted after 5:30 p.m. Eastern Time or seeking the same Business Day’s NAV may be permitted with prior notice. Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. On days when the applicable Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. Orders requesting a change in the Deposit Securities as disseminated through NSCC for that Business Day, non-standard orders (e.g., “Custom Baskets” (defined below)), or all-cash orders generally must be received in proper form and accepted by the Trust at least three hours prior to Cutoff Time (1:00 p.m. Eastern Time), for both the Domestic ETF orders and Foreign ETF orders seeking the same Business Day’s NAV. For Domestic ETFs, notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders and/or all-cash payments until 4:00 p.m., Eastern Time, or until the market close (in the event an Exchange closes early).
At its discretion, a Fund may require an Authorized Participant to submit orders to purchase Creation Units earlier in the day. The Fund, or the Distributor on behalf of the Fund, will provide Authorized Participants with prior notice of any such deadline. Purchase orders of Creation Units received by the transfer agent after the applicable deadline may not be accepted by the Fund.
Purchase orders requesting settlement on a T+0 basis must be received in proper form between 6:00 a.m. and 9:30 a.m. Eastern Time, to be calculated using the same Business Day’s NAV. Purchase orders requesting settlement on a T+0 basis may also be received in proper form between 4:01 p.m. and 5:30 p.m. Eastern Time to be calculated using the next Business Day’s NAV.
The Authorized Participant Agreement sets forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person before the Cutoff Time, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the applicable order portal, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement are properly followed.
Creation Unit orders must be transmitted by an Authorized Participant through the applicable order portal, by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. A purchase order, if accepted by the respective Fund, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for and Issuance of Creation Units
All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.
The Fund reserves the right to reject or revoke acceptance of a creation order for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order, including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (v) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; (vi) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; or (vii) circumstances outside the control of the Fund, the Distributor and Touchstone Advisors make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that any sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified the Creation Unit may not be delivered or the purchase order may ultimately be rejected.
The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 105% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Fund will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+1 basis” (i.e., one Business Day after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.
Orders for Creation Units received in proper form that request a T+0 settlement will be settled on a “T+0 basis” (i.e., on trade date).
Creation Transaction Fees
A standard creation transaction fee, as set forth in the table below, is imposed to offset transfer and other costs associated with the issuance of Creation Units, as applicable. The Fund may adjust the transaction fee from time to time. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain non-standard orders, whole or partial cash purchases or redemptions, brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the respective Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the respective Fund to their account or on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.
The standard creation transaction fee and maximum variable transaction fee for a Creation Unit of each Fund are set forth below:
Fund	Standard Transaction Fee	Maximum Variable Transaction Fee* (All Fund)
Dynamic Large Cap Growth ETF	$[250]	3%
*
As a percentage of the Creation Unit(s) purchased.
The Adviser may adjust the transactions fees from time to time based on actual experience.
Redemptions of Creation Units
The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (the “Fund Securities”) (or cash for all or any portion of such Fund Securities (“Redemption Cash”)) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.” Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Security under such laws.

The composition of the Fund Securities may not be the same as the Deposit Securities. In addition, the identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time and when Custom Baskets (defined below) are used. Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.
The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. The delivery of Fund Shares will be settled through the DTC system.
To the extent that the Adviser or a Sub-Adviser, on behalf of the Fund, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that the Fund converts any foreign currency-denominated investments into U.S. dollars.
Placement of Redemption Orders
To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund on a Business Day generally before the time as of which that day’s NAV is calculated. The NAV of the Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the Cutoff Time. For Foreign ETFs, a redemption order must be submitted between 4:01 p.m. and 5:30 p.m., Eastern Time, to be calculated using the next Business Day’s NAV. Foreign ETF orders seeking the next Business Day’s NAV which are submitted after 5:30 p.m. Eastern Time or seeking the same Business Day’s NAV may be permitted with prior notice. Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. On days when the applicable Exchange or the bond markets close earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier in the day. Orders requesting a change in the Fund Redemption as disseminated through NSCC for that Business Day, non-standard orders (e.g., “Custom Baskets”), or all-cash redemption orders generally must be received in proper form and accepted by the Trust at least three hours prior to Cutoff Time (1:00 p.m. Eastern Time), for both the Domestic ETF orders and Foreign ETF orders seeking the same Business Day’s NAV. For Domestic ETFs, notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders and/or all-cash redemptions until 4:00 p.m., Eastern Time, or until the market close (in the event an Exchange closes early).
At its discretion, a Fund may require an Authorized Participant to submit orders to redeem Creation Units earlier in the day. The Fund, or the Distributor on behalf of the Fund, will provide Authorized Participants with prior notice of any such deadline. Redemption orders of Creation Units received by the transfer agent after the applicable deadline may not be accepted by the Fund.
The Authorized Participant Agreement sets forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the applicable order portal, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement are properly followed.
Creation Unit orders must be transmitted by an Authorized Participant through the applicable order portal, by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for and Redemption of Creation Units
All questions as to whether an order has been submitted in proper form and the requisite number of Fund Shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.
The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the Exchange is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will normally notify the Authorized Participant of such rejection, but neither shall be liable for any failure to give such notification.
Except as provided in the following paragraph, the payment by the Fund of the Fund Securities, including Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees have been completed. If the Transfer Agent does not receive the redeeming investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction, and it is not possible to make such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust in its sole discretion may determine to redeem Shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.
To the extent contemplated by the Authorized Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund' Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 105%, which the Trust may change from time to time, of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available fund and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of Shares, at such NAV. The Fund will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+1 basis” (i.e., one Business Day after trade date), but may be made up to seven days later, particularly in stressed market conditions. Further, the Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Redemption Transaction Fees
A standard redemption transaction fee, as set forth in the table below, is imposed to offset transfer and other costs associated with the redemption of Creation Units, as applicable. The Fund may adjust the transaction fee from time to time. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain non-standard orders, whole or partial cash purchases or redemptions, brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.
The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
Fund	Standard Transaction Fee	Maximum Variable Transaction Fee* (All Fund)
Dynamic Large Cap Growth ETF	$[250]	2%
*
As a percentage of the Creation Unit(s) redeemed.

The Adviser or Sub-Adviser may adjust the transactions fees from time to time based on actual experience.
Custom Baskets
The baskets of securities comprising the Fund Deposit and the Fund Redemption may be representative of the Fund’s portfolio holdings, or the Fund may utilize Custom Baskets provided that certain conditions are met.
A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings, or (ii) a representative basket that is different from the initial basket used in transactions on the same business day, and (iii) a basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets that are deemed to be in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each Custom Basket for compliance with those parameters.
In connection with the construction and acceptance of Custom Baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading. Although the policies and procedures are designed to mitigate against potential overreaching by an Authorized Participant, there is no guarantee that such policies and procedures will be effective.
DISTRIBUTIONS
The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors). Dividend payments are made through DTC participants and Indirect Participants to beneficial owners then of record with proceeds received from the Fund. No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

FEDERAL INCOME TAXES
The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
No Fund has requested nor will any Fund request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.
Shareholders are advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
General. For federal income tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.
Qualification as a Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that a Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”) (together with (i), the “Distribution Requirement”).
Each Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. If a Fund elects to use equalization payments, it will allocate a portion of its investment income and capital gains to the amounts paid in redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the Fund is required to distribute to shareholders in order for the Fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders and, since the amount of any undistributed income and/or gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.
The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.
As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.
The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.
In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.
Excise Tax. If a Fund fails to distribute by December 31 of a calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
Capital Loss Carryforwards. For capital losses realized with respect to a tax year of a Fund that exceed the Fund’s capital gains for such year, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.
Original Issue Discount and Market Discount. A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.
A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with OID. The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.
Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.
Options, Futures and Forward Contracts. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
Straddles. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
Swaps and Derivatives. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.
Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.
Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.
Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.
Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund making a pass-through election will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.
REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.
Qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder's share of the Fund's qualified REIT dividend income) while direct investors in REITs may be entitled to the deduction.
A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. Tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities should consider this before investing in a Fund. See “Tax-Exempt Shareholders.”

MLPs. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
Individuals, trusts and estates are eligible for a 20% federal income tax deduction for certain income from investments in MLPs that is included in the “combined qualified business income amount.” The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.
Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.
For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.
Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund, other than exempt interest dividends, and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.
Shareholders are urged and advised to consult their own tax advisers for more information.
Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.
Sales or Exchanges. Upon the disposition of shares of a Fund (whether by sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares unless the Fund declared exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters. The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.
Backup Withholding. Each Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
State and Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisers for more information.
Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund or broker will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.
Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, is attributable to a permanent establishment in the U. S.), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.
Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs. The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “U.S. real property holding corporation” or former U.S. real property holding corporation. The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Fund is a U.S. real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in a foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.
In addition, if a Fund is a U.S. real property holding corporation or former U. S. real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.
Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the U.S. and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions. Proposed regulations (effective while pending) eliminate the withholding tax that was scheduled to apply, starting in 2019, to the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.
Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.
Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
CUSTODIAN
The Bank of New York Mellon (“BNY”), 100 Colonial Center Parkway, Lake Mary, Florida 32746, is the Trust’s custodian. BNY acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

TRANSFER AGENT
The Trust’s transfer agent is BNY, 240 Greenwich St., New York, NY 10286. BNY provides the Trust with transfer agency services, which include Creation Unit order processing. For providing transfer agent services to the Trust, BNY receives a monthly fee from each Fund, plus out-of-pocket expenses.
SUB-ADMINISTRATIVE AGENT
The Adviser provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY. The sub-administrative services sub-contracted to BNY include accounting and pricing services, SEC filings, providing executive and administrative services and providing reports for meetings of the Board. The Adviser pays BNY a sub-administrative fee out of its administrative fee.
Set forth below are the sub-administrative fees paid by the Adviser to BNY Mellon with respect to the Predecessor Fund during the fiscal years (or periods) ended March 31.
Fund	Date of Fiscal Period End	Sub-Administration Fees Paid
Dynamic Large Cap Growth ETF (Predecessor Fund)	3/31/2024	$42,247
	3/31/2025	$47,629
	3/31/2026	$47,187
LEGAL COUNSEL
K&L Gates LLP, One Congress Street, Suite 2900, Boston, Massachusetts 02114, serves as counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of [_], has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending [ ], 2027. [_] will perform an annual audit of the Trust’s financial statements, and advise the Trust as to certain accounting matters.
FINANCIAL STATEMENTS
The Dynamic Large Cap Growth ETF has adopted the financial statements of the Predecessor Fund. The Predecessor Fund’s audited financial statements for the fiscal year ended March 31, 2026, including the notes thereto and the report of [_] thereon, included in the Predecessor Fund’s most recent Form N-CSR, are hereby incorporated into this SAI by reference. A copy of the Trust’s prospectus, Form N-CSR, other information such as fund financial statements that the Funds file on Form N-CSR, or an annual report to shareholders may be obtained without charge by writing to the Trust at Three Canal Plaza, Suite 100, Portland, Maine 04101, by calling (833) 368-7383, or by downloading a copy at TouchstoneInvestments.com/Resources. You may also obtain the annual report or unaudited semi-annual report, Form N-CSR filings, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.
[FORM NUMBER]

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS(1)
Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”)
Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.
Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
(1)
This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” - Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
“P-2” - Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
“P-3” - Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P
S&P’s short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. A long-term issue credit rating is typically assigned to an obligation with an original maturity of greater than 365 days. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
The following summarizes the rating categories used by S&P for short-term issues:
“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Long-Term Credit Ratings
Moody’s
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of eleven months or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
Nature of and provisions of the obligation;
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.
The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1.”
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

APPENDIX B
PROXY VOTING POLICIES
LOS ANGELES CAPITAL MANAGEMENT LLC
Proxy Policy
Rev. February 20, 2025
I. Introduction
Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4) ‐ 6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreements.
II. Proxy Policy Statement
Los Angeles Capital has retained Glass, Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third‐party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations and administration, recordkeeping, and manages other operational and reporting matters of the proxy voting process. If at any time a material conflict arises in connection with the Firm voting proxies for a client account, it would be resolved in the best interest of the client.
When Los Angeles Capital is given proxy voting authority together with a client’s voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm’s standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm’s Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis’ market-based U.S. and Global guidelines(1), as may be modified from time to time (the “Firm’s Guidelines”). Clients with specific proxy voting goals may direct the Firm to apply a thematic set of proxy guidelines developed by Glass Lewis or provide the Firm with an alternative set of custom guidelines for use in voting proxies for the client’s account.
A. Proxy Voting Guidelines
On an annual basis, the Committee reviews the Firm’s Guidelines. Members of the Committee also selectively review a sampling of the voting recommendations and the related proxy materials in determining whether to modify the approved Firm Guidelines.
Where the Firm has proxy voting authority, the Firm ultimately retains the right to cast each vote on a case‐by‐case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or the specific voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. Management of issuers, as well as other interested parties, will sometimes release supplemental information to the proxy statement that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider such additional information depending on the timing of its release and voting deadlines.
In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis recommendation provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to such approved guideline(s).
Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. The Firm requires that the advisory or sub‐advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s Guidelines.
It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in other financial businesses such as brokerage or managing public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.
B. Limitations
In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client’s proxy. These circumstances include:
●
Where the Firm concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

●
Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date, subject to the Special Considerations outlined below.
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Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.
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Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.
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Where in the Firm’s judgement the unjustifiable costs(2) or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non‐U.S. securities).
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Where a required Power of Attorney is not on file or it is not feasible to get one on file.
●
Where a meeting involves an issuer or transaction with a relevant U.S. or non-U.S. sanctioned entity or individual.
C. Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations, individual client direction, and special guideline arrangements will dictate how voting will be done in these cases.
Mutual Funds
Where the Firm votes proxies for a mutual fund that it sub-advises, unless otherwise directed and agreed with such fund and its adviser, the proxies typically will be voted in accordance with the Firm’s proxy guidelines. Proxies of a mutual fund’s portfolio companies may be voted in accordance with resolutions or other instructions from an authorized person of the fund.
ERISA Accounts
The Department of Labor (“DOL”) rules emphasize that a fiduciary’s duties extend to management of shareholder rights including with respect to proxy voting. Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. The DOL rules require voting with a focus on relevant risk-return factors and not voting in a manner that sacrifices investment returns or takes on risks that promote benefits or goals unrelated to the interests of participants and beneficiaries. Where the Firm has authority to vote proxies for an ERISA account, the Firm employs the Firm’s Guidelines unless otherwise specifically directed by the ERISA plan fiduciary. Where the Firm has authority to vote proxies for a commingled fund that is an ERISA plan asset fund, the Firm employs the Firm’s Guidelines.
Securities Lending Program
Certain situations where Los Angeles Capital may recall securities on loan to vote proxies, if operationally feasible, include: (i) where Los Angeles Capital deems a holding materially significant, (ii) where Los Angeles Capital is directing the securities lending, or (iii) where a client has made arrangements with its custodian to permit standing instructions for the recall of securities out on loan and Los Angeles Capital has agreed to implement the standing instructions.
III. Responsibility and Oversight
The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing approving, and/or formulating the Firm’s Guidelines, selecting and overseeing the third‐party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
As part of the Committee’s ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor’s staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor’s policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor’s services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.
In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers’ management on pending proxy votes, and/or published analyses of shareholder and management proposals. In such voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.
Los Angeles Capital’s Operations Department handles the day‐to‐day administration of the proxy voting process.

IV. Proxy Voting Procedures
Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set‐up, vote execution, reporting, recordkeeping, and compliance with ERISA.
Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, Trust Agreement or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser or delegated to a sub‐adviser unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub‐advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.
While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy voting authority.
A. Materiality
The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.
B. Conflicts of Interest
Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.
If Glass Lewis identifies a potential conflict of interest between it and a publicly held company, it will disclose the relationship on the relevant proxy paper research report. In these situations, members of the Committee will review the proxy paper research report and vote the proxy in accordance with the Committee charter.
If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a proxy paper research report and abstaining from making a voting recommendation on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider, and the Committee may be required to research and vote the proxy.
If the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client whose account holds the shares of such issuer will be notified. If no directive on how to vote is issued by the client, the Committee will vote in such a way that, in the Committee’s opinion, fairly addresses the conflict in the best interest of the client.
C. Disclosure
Los Angeles Capital will provide all clients with a copy of the Firm’s current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at operations@lacapm.com.
Los Angeles Capital generally will not disclose how it has voted or intends to vote on behalf of a client account except as required by applicable law but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such voting information. Los Angeles Capital will not disclose past votes or share amounts voted except: (i) for a valid business purpose as determined in the discretion of the Chief Compliance Officer or Chief Legal Officer, (ii) to the respective client for such client’s account, (iii) as required on Form N-PX related to Say-on-Pay votes, or (iv) as otherwise required by law.
D. Recordkeeping
All proxy records pursuant to Section 204‐2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities, and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; (4) a copy of any written response by Los
Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client; and (5) regulatory filings related to proxy voting.

ERISA Accounts
Los Angeles Capital’s maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost‐benefit analyses.
Duration
Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital’s office and electronically.
(1) https://www.glasslewis.com/voting‐policies‐current/
(2) The Department of Labor has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan’s investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan’s investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.

PART C. OTHER INFORMATION
ITEM 28. EXHIBITS:

(a)
Agreement and Declaration of Trust dated February 1, 2022 is herein incorporated by reference to Exhibit (a) of the
Registrant’s initial Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 8, 2022.

(b)
By-Laws of the Trust dated February 1, 2022 are herein incorporated by reference to Exhibit (b) of Pre-Effective
Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(c)
Instruments defining rights of security holders with respect to the Registrant are contained in the Declaration of Trust and By-Laws, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herewith.

(d)(1)
Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A
(File No. 333-264194), filed with the SEC on July 11, 2022.

(d)(1)(a)
Amended Schedule A dated July 14, 2023 to the Investment Advisory Agreement between the Registrant and
Touchstone Advisors, Inc. dated July 1, 2022, is herein incorporated by reference to Exhibit (d)(1)(a) of Post-Effective
Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 14, 2023.

(d)(1)(b)
Amended Schedule A dated January 1, 2025 to the Investment Advisory Agreement between the Registrant and
Touchstone Advisors, Inc. dated July 1, 2022, is herein incorporated by reference to Exhibit (d)(1)(b) of Post-Effective
Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on December 27, 2024.

(d)(1)(c)
Amended Schedule A dated March 14, 2026 to the Investment Advisory Agreement between the registrant and
Touchstone Advisors, Inc. dated July 1, 2022 is herein incorporated by reference to Exhibit (d)(1)(c) of Post-Effective
Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on March 6, 2026.

(d)(1)(d)	Amended Schedule A dated [ ] to the Investment Advisory Agreement between the registrant and Touchstone Advisors, Inc. dated July 1, 2022 to be filed by amendment.
(d)(2)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone US Large Cap Focused ETF is herein incorporated by reference to Exhibit (d)(2) of
Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(d)(3)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Strategic Income Opportunities ETF is herein incorporated by reference to Exhibit (d)(3) of
Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(d)(4)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Dividend Select ETF is herein incorporated by reference to Exhibit (d)(4) of Pre-Effective
Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(d)(5)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Income ETF is herein incorporated by reference to Exhibit (d)(5) of Pre-Effective
Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(d)(6)
Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Los Angeles Capital Management LLC with respect to the Touchstone Dynamic International ETF is herein incorporated by reference to Exhibit (d)(7) of
Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on March 14, 2023.

(d)(7)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Securitized Income ETF is herein incorporated by reference to Exhibit (d)(8) of Post-Effective
Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 14, 2023.

(d)(8)
Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Emerging Markets ex-China Growth ETF is herein incorporated by reference to
Exhibit (d)(9) of Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (File No.
333-264194), filed with the SEC on December 27, 2024.

(d)(9)
Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Select Growth ETF is herein incorporated by reference to Exhibit (d)(10) of
Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194),
filed with the SEC on December 27, 2024.

(d)(10)
Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and London Company of Virginia with respect to the Touchstone International Equity ETF is herein incorporated by reference to Exhibit (d)(11) of Post-Effective
Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on December 27, 2024.

(d)(11)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and DSM Capital Partners with respect to Touchstone
Large Company Growth ETF is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No.
13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on
March 6, 2026.

(d)(12)	Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Los Angeles Capital Management with respect to the Touchstone Dynamic Large Cap Growth ETF will be filed by amendment.
(e)
Distribution Agreement between the Trust and Foreside Fund Services LLC is herein incorporated by reference to
Exhibit (e) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No.
333-264194), filed with the SEC on July 11, 2022.

(e)(1)
Amendment dated March 22, 2023 to the Distribution Agreement between the Trust and Foreside Fund Services LLC is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration
Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 26, 2023.

(e)(2)
Second Amendment dated July 14, 2023 to the Distribution Agreement between the Trust and Foreside Fund Services
LLC is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 7 to the Registrant's
Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 14, 2023.

(e)(3)
Third Amendment dated December 11, 2023 to the Distribution Agreement between the Trust and Foreside Fund
Services LLC is herein incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 10 to the
Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on December 27, 2024.

(e)(4)
Fourth Amendment dated December 31, 2024, to the Distribution Agreement between the Trust and Foreside Fund
Services LLC is filed is herein incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 10 to the
Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on December 27, 2024.

(e)(5)	Fifth Amendment dated December 23, 2025 to the Distribution Agreement between the Trust and Foreside Fund Services, LLC will be filed by amendment.
(e)(6)
Sixth Amendment dated March 14, 2026, to the Distribution Agreement between the Trust and Foreside Fund Services
LLC is herein incorporated by reference to Exhibit (e)(5) of Post-Effective Amendment No. 13 to the Registrant’s
Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on March 6, 2026.

(e)(7)	Seventh Amendment dated [_] to the Distribution Agreement between the Trust and Foreside Fund Services LLC to be filed by amendment.
(f)	Not applicable.
(g)
Custody Agreement between the Trust and The Bank of New York Mellon is herein incorporated by reference to Exhibit
(g) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194),
filed with the SEC on July 11, 2022.

(h)(1)
Fund Sub-Administration and Accounting Agreement between Touchstone Advisors, Inc. and The Bank of New York
Mellon dated July 20, 2022 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 1 to
the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 27, 2022.

(h)(1)(i)
Amendment dated January 1, 2024 to the Fund Sub-Administration and Accounting Agreement dated July 20, 2022 between the Registrant and The Bank of New York Mellon is herein incorporated by reference to Exhibit (h)(1)(i) of
Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 25, 2024.

(h)(1)(ii)
Amendment dated April 1, 2024 to the Amended and Restated Sub-Administration and Accounting Agreement dated
July 20, 2022 between The Bank of New York Mellon and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1)(ii) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File
No. 333-264194), filed with the SEC on April 25, 2024.

(h)(2)
Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon is herein incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration
Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(h)(3)
Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to
Exhibit (h)(3) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No.
333-264194), filed with the SEC on July 11, 2022.

(h)(4)
Expense Limitation Agreement is herein incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(h)(4)(a)	Amended Schedule A dated [ ] to the Expense Limitation Agreement dated July 1, 2022 between the Registrant and Touchstone Advisors, Inc.to be filed by amendment.
(h)(5)(a)
Master Interfund Lending Agreement is herein incorporated by reference Exhibit (h)(5)(a) of Pre-Effective Amendment
No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on
July 11, 2022.

(h)(5)(b)
Amendment to Master Interfund Lending Agreement is herein incorporated by reference to Exhibit (h)(5)(b) of
Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(h)(6)
Rule 12d1-4 Investment Agreement between Listed Funds Trust and the Registrant dated as of January 3, 2025, is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 11 to the Registrant’s Registration
Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 28, 2025.

(h)(6)(a)
Amendment dated as of March 18, 2025 to Rule 12d1-4 Investment Agreement between Listed Funds Trust and the
Registrant dated as of January 3, 2025 is herein incorporated by reference to Exhibit (h)(6)(a) of Post-Effective
Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 28, 2025.

(i)	Opinion and consent of counsel will be filed by amendment.
(j)	Consent of Independent Registered Public Accounting Firm will be filed by amendment.
(k)	Not applicable.
(l)	Not applicable.
(m)
Rule 12b-1 Plan is herein incorporated by reference to Exhibit (m) of the Registrant’s initial Registration Statement on
Form N-1A (File No. 333-264194 and 811-23789), filed with the SEC on April 8, 2022.

(m)(1)
Amended Exhibit A dated July 14, 2023 to Plan of Distribution Pursuant to Rule 12b-1 of Touchstone ETF Trust is
herein incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 7 to the Registrant’s Registration
Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 14, 2023.

(m)(1)(b)	Amended Exhibit A dated [ ] to Plan of Distribution Pursuant to Rule 12b-1 of Touchstone ETF Trust will be filed by amendment.
(m)(1)(a)
Amended Exhibit A dated March 14, 2026 to Plan of Distribution Pursuant to Rule 12b-1 of Touchstone ETF Trust is
herein incorporated by reference to Exhibit (m)(1)(a) of Post-Effective Amendment No. 13 to the Registrant’s
Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on March 6, 2026.

(n)	Not applicable.
(o)	Reserved.
(p)(1)
Code of Ethics of Touchstone Advisors, Inc., Touchstone Funds, and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form
N-1A (File No. 333-264194), filed with the SEC on April 25, 2024.

(p)(2)
Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(2) of
Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on January 5, 2023.

(p)(3)
Code of Ethics for Foreside Fund Services LLC is herein incorporated by reference to Exhibit (p)(4) of Post-Effective
Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 26, 2023.

(p)(4)
Code of Ethics for Los Angeles Capital Management is herein incorporated by reference to Exhibit (p)(14) of
Post-Effective Amendment No. 246 to the Touchstone Strategic Trust's Registration Statement on Form N-1A (File No.
002-80859), filed with the SEC on July 28, 2026.

(p)(5)
Code of Ethics for Sands Capital Management, LLC is herein incorporated by reference to Exhibit (p)(5) of
Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194),
filed with the SEC on April 29, 2026.

(p)(6)
Code of Ethics for The London Company is herein incorporated by reference to Exhibit (p)(7) of Post-Effective
Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on December 27, 2024.

(p)(7)
Code of Ethics of DSM Capital Partners is herein incorporated by reference to Exhibit (p)(17) of Post-Effective
Amendment No. 138 to Touchstone Strategic Trust's Registration Statement on Form N-1A (File Nos. 002-80859 and
811-03651), filed with the SEC on August 15, 2016.

(q)(1)
Power of Attorney is herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 12 to the
Registrant's Registration Statement on Form N-1A (file No. 333-264194 ), filed with the SEC on December 22, 2025.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.
Not applicable.
ITEM 30. INDEMNIFICATION.
The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust dated February 1, 2022, that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”). The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust.
Under Article IX, Section 2 of the Trust's Declaration of Trust:
a.
Subject to the exceptions and limitations contained in subsection (b) below;
i.
every person who is, or has been, a Trustee or an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with: (A) any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and (B) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative.
ii.
as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.
b.
To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person;
i.
who shall have been finally adjudicated by a court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein; or
ii.
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) above resulting in a payment by a Trustee or officer, unless there has been a determination that such Covered Person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who are neither Interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
c.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

d.
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
e.
To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, proceeding or other matter of the character described in subsection (a) of this Section 2 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.
f.
Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.
g.
Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by the Trust's Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant hereto, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISERS
A. TOUCHSTONE ADVISORS, INC. (the “Adviser”) is a registered investment advisor that provides investment advisory services to the Touchstone ETF Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Funds Group Trust (the “Touchstone Fund Complex”). The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.
*
The address is 400 Broadway, Cincinnati, Ohio 45202.
(1)
Jill T. McGruder — Director, Touchstone Advisors, Inc.
(a)
President and Chief Executive Officer — IFS Financial Services, Inc.
(b)
President — Integrity Life Insurance Co.
(c)
President — National Integrity Life Insurance Co.
(d)
Trustee — Touchstone Fund Complex
(e)
Senior Vice President — Western & Southern Financial Group, Inc.*
(f)
Senior Vice President — W&S Brokerage Services, Inc.*
(g)
Director — Touchstone Securities, LLC
(h)
Director — IFS Financial Services, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, W&S Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*
(2)
Donald J. Wuebbling — Director - Touchstone Advisors, Inc.
(a)
Director — Touchstone Securities, LLC, W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company*, National Integrity Life Insurance Company*, Eagle Realty Group, LLC*, IFS Financial Services, Inc., Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Life Insurance Company, Eagle Realty Capital Partners, LLC, Gerber Life Insurance Company, The Lafayette Life Insurance Company, Western & Southern Agency, Inc.
(3)
Jay J. Johnson — Vice President, Corporate Finance and Treasurer - Touchstone Advisors, Inc.
(a)
Vice President, Corporate Finance and Treasurer - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company.*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, LLC, Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle

Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Gerber Life Insurance Company, Western & Southern Agency, Inc., W&S Brokerage Services, Inc.
(4)
Terrie A. Wiedenheft — Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.
(a)
Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.
(b)
Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.*
(c)
Chief Financial Officer - Touchstone Securities, LLC
(d)
Senior Vice President - Fort Washington Investment Advisors, Inc.
(e)
Vice President, Commission Accounting and Finance - Integrity Life Insurance Company, National Integrity Life Insurance Company
(f)
President - Touchstone Fund Complex
(5)
Tyler Renners — Secretary — Touchstone Advisors, Inc.
(a)
Secretary — Touchstone Securities, LLC
(b)
Corporate Secretary — W&S Brokerage Services, Inc.*
(c)
Counsel — Securities & Investments — Western & Southern Financial Group, Inc.*
(6)
Timothy S. Stearns — Chief Compliance Officer — Touchstone Advisors, Inc., Touchstone Fund Complex
(a)
CCO - W&S Brokerage Services, Inc.*
(7)
Timothy D. Paulin — Senior Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.
(a)
Vice President — Touchstone Fund Complex
(8)
Jonathan D. Niemeyer - Director, Touchstone Advisors, Inc.
(a)
Board of Directors, Bethesda, Inc., Cincinnati Art Museum, Association of Life Insurance Counsel
(b)
Sr. Vice President, Chief Administrative Officer & General Counsel, The Western and Southern Life Insurance Company, Western & Southern Financial Group, Inc., Western-Southern Life Assurance Company, Western & Southern Mutual Holding Company
(c)
Director, Eagle Realty Capital Partners, LLC, Gerber Life Agency, LLC, IFS Financial Services, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, Touchstone Securities, LLC, W&S Brokerage Services, Inc., W&S Financial Group Distributors, Inc., Western & Southern Agency, Inc.
(d)
Director, Sr. Vice President, Gerber Life Insurance Company
(9)
Benjamin J. Alge - President, Touchstone Advisors, Inc.
(a)
President of Touchstone Securities, LLC
(b)
Vice President of Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, The Western & Southern Life Insurance Company
(c)
Vice President - Touchstone Fund Complex
B. FORT WASHINGTON INVESTMENT ADVISORS, INC. (“Fort Washington”) is a registered investment adviser that provides sub-advisory services to the Touchstone Dividend Select ETF, Touchstone Strategic Income ETF, Touchstone US Large Cap Focused ETF, Touchstone Ultra Short Income ETF. Fort Washington also serves as the sub-adviser to certain series of Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust. Fort Washington also provides investment advice to institutional and individual clients. The address of Fort Washington is 303 Broadway, Cincinnati, OH 45202.
The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.
*
The address is 400 Broadway, Cincinnati, Ohio 45202.
(1)
Maribeth S. Rahe, President & Chief Executive Officer
(a)
Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Chair, Audit Committee, Member, Compensation Committee, Consolidated Communications Illinois Holdings, Inc.; Vice Chair, Executive/Finance Committee, Cincinnati Arts Association; Member, Advisory Board and Partner-In-Action Committee, Sisters of Notre Dame de Namur; Member Advisory Board, Williams College of Business, Xavier University; Fund Advisory Board, Finance/Budget Committee, Cintrifuse; Board Member, Member Audit Committee, Chair Capital Markets Committee, First Financial Bank; Board Member, Marketing Committee, Greater Cincinnati Foundation; Member, Former President, Women’s Capital Club; Member, Former Executive Committee, Cincinnati Women’s Executive Committee; Member, Former President, Executive Committee Commonwealth Club;

Trustee, Executive Committee and Vice President Cincinnati County Club; Director Eagle Realty Group; Director Eagle Realty Investments, Inc.
(b)
President & CEO of Tristate Ventures, LLC*
(c)
President, W&S Investment Holdings, LLC
(d)
President & CEO of Fort Washington Capital Partners, LLC
(2)
John F. Barrett, Director
(a)
Chairman of Board & CEO, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company
(b)
Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Fort Washington Investment Advisors, Gerber Life Insurance Company
(c)
Director, Eagle Realty Group, Eagle Realty Investments
(d)
President & Trustee, Western & Southern Financial Fund
(e)
Board Member, Cintas Corporation
(f)
Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation (3CDC); REDI Cincinnati; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; former Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; former Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission; Member, Business Roundtable; Former Director, American Council of Life Insurers; former member, Financial Services Roundtable
(3)
Brendan M. White, Senior Vice President, Co-Chief Investment Officer and Director
(a)
Board Member, Good Samaritan Hospital
(b)
Board Member, Cincinnati Cancer Foundation
(c)
Board Member, Make A Wish Foundation
(4)
Chris Shipley, Senior Vice President, Co-Chief Investment Officer
(5)
Scott C. Henry, Vice President and Chief Compliance Officer
(6)
Jay V. Johnson, Vice President and Treasurer
(7)
Krista Rivers, Managing Director of Business Development
(8)
Jonathan D. Niemeyer, Director
(a)
Board of Directors, Bethesda, Inc., Cincinnati Art Museum, Association of Life Insurance Counsel, Salvation Army of Cincinnati
(b)
Director, Sr. Vice President, Chief Administrative Officer & General Counsel, Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., Fort Washington Investment Advisors, Inc., The Lafayette Life Insurance Company
(c)
Sr. Vice President, Chief Administrative Officer & General Counsel, The Western and Southern Life Insurance Company, Western & Southern Financial Group, Inc., Western-Southern Life Assurance Company, Western & Southern Mutual Holding Company
(d)
Director, Sr. Vice President, Gerber Life Insurance Company (10)
(9)
Donald J. Wuebbling, Director
(a)
Secretary & Counsel, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, Columbus Life Insurance Company, The Lafayette Life Insurance Company
(b)
Director, Touchstone Advisors, Inc., Touchstone Securities, LLC, W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, W&S Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Agency, Inc.
(10)
Eric J. Walzer, Managing Director, Investment Operations
(11)
David T. Henderson, Sr. Vice President, Chief Actuary, Risk and Data Officer
(12)
Jeffrey L. Stainton, Secretary

(13)
Gerald J. Ulland, Managing Director, Chief Finance and Adminstrative Officer
(a)
Board Member, Mount Notre Dame Board of Trustees
(b)
Finance Committee, Scripps Foundation
C. LOS ANGELES CAPITAL MANAGEMENT LLC (“Los Angeles Capital” or the “Firm”) is an SEC-registered investment adviser and serves as the Sub-Adviser to the Touchstone Dynamic International ETF. The address of Los Angeles Capital is 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025.
Los Angeles Capital’s majority owner is LACM Holdings Inc. Thomas D. Stevens and Hal W. Reynolds are the principal owners of LACM Holdings. The other owners of LACM Holdings are employees of the Firm.
During the last two fiscal years, no director, executive officer or principal of Los Angeles Capital has engaged in any other business, profession, vocation, or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.
D. SANDS CAPITAL MANAGEMENT, LLC (“Sands Capital”) is a registered investment advisor that provides sub-advisory services to the Touchstone Sands Capital Emerging Markets ex-China Growth ETF and the Touchstone Sands Capital US Select Growth ETF. The address of Sands Capital is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209. The directors, officers and/or partners of Sands Capital have held the following positions with other companies during the past two fiscal years:
Name and Position with Company	Other Company	Position with Other Company
Frank M. Sands, CFA Chief Executive Officer, Chief Investment Officer	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209 Sands Capital Horizons, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member Executive Management Team
Jonathan Goodman General Counsel and Secretary	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209 Sands Capital Horizons, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel, Secretary
Dana McNamara Executive Managing Director, Chief Administrative Officer	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Stephen Nimmo Executive Managing Director, Business Development and Client Relations	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Thomas Perry Williams, CFA President, Chief Investment Officer	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Brian Christiansen, CFA Executive Managing Director, Sr. Portfolio Manager, Research Analyst	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Ian Ratcliffe Executive Managing Director, Executive Managing Partner	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Managing Director, Executive Managing Partner

Name and Position with Company	Other Company	Position with Other Company
Alexandra Fulk Chief Compliance Officer, Sr. Legal Counsel	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209 Sands Capital Horizons, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Chief Compliance Officer, Sr. Legal Counsel
Andrew Giordano Executive Managing Director, Business Development and Client, Relations	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Michael Raab, CFA Executive Managing Director, Director of Research, Portfolio, Manager, Sr. Research Analyst	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
E. THE LONDON COMPANY OF VIRGINIA, LLC d/b/a THE LONDON COMPANY (“TLC”), is a registered investment adviser that provides sub-advisory services to the Touchstone International Equity ETF. The address of TLC Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of TLC has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
F. DSM Capital Partners LLC (“DSM”) is a registered advisor providing sub-advisory services to the Touchstone Large Company Growth ETF. The address of DSM is 7111 Fairway Drive, Palm Beach Gardens, FL 33418. No director, officer or partner of DSM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
ITEM 32. PRINCIPAL UNDERWRITERS:
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.
AB Active ETFs, Inc.
2.
ABS Long/Short Strategies Fund
3.
ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.
ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.
ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.
ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.
AdvisorShares Trust
8.
AFA Private Credit Fund
9.
AGF Investments Trust
10.
AIM ETF Products Trust
11.
Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.
AlphaCentric Prime Meridian Income Fund
13.
Alternative Strategies Income Fund
14.
American Century ETF Trust
15.
AMG ETF Trust
16.
Amplify ETF Trust
17.
Applied Finance Dividend Fund, Series of World Funds Trust
18.
Applied Finance Explorer Fund, Series of World Funds Trust
19.
Applied Finance Select Fund, Series of World Funds Trust

20.
Ardian Access LLC
21.
ARK ETF Trust
22.
ARK Venture Fund
23.
Bitwise Funds Trust
24.
BondBloxx ETF Trust
25.
Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.
Bridgeway Funds, Inc.
27.
Brinker Capital Destinations Trust
28.
Brookfield Real Assets Income Fund Inc.
29.
Build Funds Trust
30.
Calamos Convertible and High Income Fund
31.
Calamos Convertible Opportunities and Income Fund
32.
Calamos Dynamic Convertible and Income Fund
33.
Calamos Global Dynamic Income Fund
34.
Calamos Global Total Return Fund
35.
Calamos Strategic Total Return Fund
36.
Carlyle Tactical Private Credit Fund
37.
Cascade Private Capital Fund
38.
Catalyst/Perini Strategic Income Fund
39.
CBRE Global Real Estate Income Fund
40.
Center Coast Brookfield MLP & Energy Infrastructure Fund
41.
Cliffwater Corporate Lending Fund
42.
Cliffwater Enhanced Lending Fund
43.
Coatue Innovative Strategies Fund
44.
Cohen & Steers ETF Trust
45.
Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.
CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.
CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
48.
Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.
Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.
CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.
Davis Fundamental ETF Trust
52.
Defiance BMNR Option Income ETF, Series of ETF Series Solutions
53.
Defiance Connective Technologies ETF, Series of ETF Series Solutions
54.
Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
55.
Defiance Quantum ETF, Series of ETF Series Solutions
56.
Defiance Retail Kings ETF, Series of ETF Series Solutions
57.
Denali Structured Return Strategy Fund
58.
Dodge & Cox Funds
59.
DoubleLine ETF Trust
60.
DoubleLine Income Solutions Fund
61.
DoubleLine Opportunistic Credit Fund
62.
DoubleLine Yield Opportunities Fund
63.
DriveWealth ETF Trust

64.
EIP Investment Trust
65.
Ellington Income Opportunities Fund
66.
ETF Opportunities Trust
67.
Exchange Listed Funds Trust
68.
Exchange Place Advisors Trust
69.
FIS Trust
70.
FlexShares Trust
71.
Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
72.
Forum Funds
73.
Forum Funds II
74.
Forum Real Estate Income Fund
75.
GMO ETF Trust
76.
GoldenTree Opportunistic Credit Fund
77.
Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
78.
Grayscale Funds Trust
79.
Guinness Atkinson Funds
80.
Harbor ETF Trust
81.
Harris Oakmark ETF Trust
82.
Hawaiian Tax-Free Trust
83.
Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
84.
Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
85.
Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.
Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
87.
Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.
Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.
Horizon Kinetics Texas ETF, Series of Listed Funds Trust
90.
Innovator ETFs Trust
91.
Ironwood Institutional Multi-Strategy Fund LLC
92.
Ironwood Multi-Strategy Fund LLC
93.
Jensen Quality Growth ETF, Series of Trust for Professional Managers
94.
John Hancock Exchange-Traded Fund Trust
95.
Kurv ETF Trust
96.
Lazard Active ETF Trust
97.
LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.
Lone Peak Value Fund, Series of World Funds Trust
99.
Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.
Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.
Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.
Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.
Manor Investment Funds
104.
MoA Funds Corporation
105.
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
106.
Morgan Stanley ETF Trust
107.
Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

108.
Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
109.
Morningstar Funds Trust
110.
NEOS ETF Trust
111.
Niagara Income Opportunities Fund
112.
NXG Cushing® Midstream Energy Fund
113.
NXG NextGen Infrastructure Income Fund
114.
OTG Latin American Fund, Series of World Funds Trust
115.
Overlay Shares Core Bond ETF, Series of Listed Funds Trust
116.
Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
117.
Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
118.
Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
119.
Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
120.
Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
121.
Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
122.
Palmer Square Funds Trust
123.
Palmer Square Opportunistic Income Fund
124.
Partners Group Private Income Opportunities, LLC
125.
Perkins Discovery Fund, Series of World Funds Trust
126.
Philotimo Focused Growth and Income Fund, Series of World Funds Trust
127.
Plan Investment Fund, Inc.
128.
Point Bridge America First ETF, Series of ETF Series Solutions
129.
Precidian ETFs Trust
130.
Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
131.
Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.
Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.
Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.
Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
135.
Renaissance Capital Greenwich Funds
136.
REX ETF Trust
137.
Reynolds Funds, Inc.
138.
RMB Investors Trust
139.
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.
Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.
Roundhill Cannabis ETF, Series of Listed Funds Trust
143.
Roundhill ETF Trust
144.
Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
145.
Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.
Roundhill Video Games ETF, Series of Listed Funds Trust
147.
Rule One Fund, Series of World Funds Trust
148.
Russell Investments Exchange Traded Funds
149.
Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
150.
Six Circles Trust
151.
Sound Shore Fund, Inc.

152.
SP Funds Trust
153.
Sparrow Funds
154.
Spear Alpha ETF, Series of Listed Funds Trust
155.
STF Tactical Growth & Income ETF, Series of Listed Funds Trust
156.
STF Tactical Growth ETF, Series of Listed Funds Trust
157.
Strategic Trust
158.
Strategy Shares
159.
Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
160.
Tekla World Healthcare Fund
161.
Tema ETF Trust
162.
The 2023 ETF Series Trust
163.
The Community Development Fund
164.
The Cook & Bynum Fund, Series of World Funds Trust
165.
The Private Shares Fund
166.
The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.
Third Avenue Trust
168.
Third Avenue Variable Series Trust
169.
Tidal Trust I
170.
Tidal Trust II
171.
Tidal Trust III
172.
Tidal Trust IV
173.
TIFF Investment Program
174.
Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
175.
Timothy Plan International ETF, Series of The Timothy Plan
176.
Timothy Plan Market Neutral ETF, Series of The Timothy Plan
177.
Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.
Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
179.
Total Fund Solution
180.
Touchstone ETF Trust
181.
Trailmark Series Trust
182.
T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
183.
T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
184.
T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
185.
T-Rex 2x Long Ether Daily Target ETF
186.
U.S. Global Investors Funds
187.
Union Street Partners Value Fund, Series of World Funds Trust
188.
Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
189.
Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
190.
Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
191.
Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
192.
Virtus Stone Harbor Emerging Markets Income Fund
193.
Volatility Shares Trust
194.
WEBs ETF Trust
195.
Wedbush Series Trust

196.
Wellington Global Multi-Strategy Fund
197.
Wilshire Mutual Funds, Inc.
198.
Wilshire Variable Insurance Trust
199.
WisdomTree Trust
200.
XAI Octagon Floating Rate & Alternative Income Term Trust
The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
Item 32(c) Not applicable.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:
(a)
With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12) and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:
The Bank of New York Mellon
201 Washington Street, 34th Floor
Boston, MA 02108
The Bank of New York Mellon
100 Colonial Center Parkway
Lake Mary, FL 32746
(b)
With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator.
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202
The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581
The Bank of New York Mellon
201 Washington Street, 34th Floor
Boston, MA 02108
(c)
With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser and Sub-Advisers:
All Funds:
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202
Touchstone Dividend Select ETF, Touchstone Securitized Income ETF, Touchstone Strategic Income ETF, Touchstone US Large Cap Focused ETF, Touchstone Ultra Short Income ETF:
Fort Washington Investment Advisors, Inc.
303 Broadway, Suite 1200
Cincinnati, OH 45202
Touchstone Dynamic International ETF, Touchstone Dynamic Large Cap Growth ETF:
Los Angeles Capital Management LLC
11150 Santa Monica Blvd., Suite 200
Los Angeles, California 90025
Touchstone International Equity ETF:
London Company of Virginia d/b/a The London Company
1800 Bayberry Court, Suite 301
Richmond, VA 23226
Touchstone Large Company Growth ETF:
DSM Capital Partners LLC
7111 Fairway Drive
Palm Beach Gardens, FL 33418
Touchstone Sands Capital Emerging Markets ex-China Growth ETF and Touchstone Sands Capital US Select Growth ETF:
1000 Wilson Blvd., Suite 3000
Arlington, VA 22209
Microsoft Azure
8855 Grand Avenue, West
Des Moines, IA 50266
Global Relay
220 Cambie Street
Vancouver, BC V6B 2M9
Microsoft Azure
105th Street and Warren Avenue
Lee, IA 50061
Iron Mountain Records Management
10641 Iron Bridge Road
Jessup, MD 20794
ITEM 34. MANAGEMENT SERVICES
Not applicable.
ITEM 35. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on September 23, 2026.

TOUCHSTONE ETF TRUST
By: /s/ Terrie A. Wiedenheft Terrie A. Wiedenheft President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacity and on the date indicated.
Signature	Title	Date
* Karen Carnahan	Trustee	September 23, 2026
* William C. Gale	Trustee	September 23, 2026
* Sally J. Staley	Trustee	September 23, 2026
* Susan M. King	Trustee	September 23, 2026
* Kevin A. Robie	Trustee	September 23, 2026
* William H. Zimmer III	Trustee	September 23, 2026
* Jill T. McGruder	Trustee	September 23, 2026
* E. Blake Moore, Jr.	Trustee	September 23, 2026
/s/ Terri A. Lucas Terri A. Lucas	Controller, Treasurer and Principal Financial Officer	September 23, 2026

*By: /s/ Terri A. Lucas Terri A. Lucas (Attorney-in-Fact Pursuant to Power of Attorney)